Document and Entity Information	12 Months Ended
Mar. 31, 2012
Document and Entity Information [Abstract]
Entity Registrant Name	GLOBAL-TECH ADVANCED INNOVATIONS INC.
Entity Central Index Key	0001057708
Document Type	20-F
Document Period End Date	Mar 31, 2012
Amendment Flag	false
Document Fiscal Year Focus	2012
Document Fiscal Period Focus	FY
Current Fiscal Year End Date	--03-31
Entity Well-known Seasoned Issuer	No
Entity Current Reporting Status	Yes
Entity Filer Category	Non-accelerated Filer
Entity Common Stock, Shares Outstanding	3,229,314

Consolidated Balance Sheets (USD $)	Mar. 31, 2012	Mar. 31, 2011
Current assets:
Cash and cash equivalents	$ 39,792,733	$ 19,205,184
Time Deposits Assets		1,534,204
Restricted cash	4,546,062	19,460,845
Available-for-sale investments	2,006,066	6,692
Accounts and bills receivable, net	30,273,062	35,632,294
Inventories	5,374,192	10,849,371
Prepaid expenses	149,558	282,391
Deposits and other assets	769,206	1,711,820
Legal claims receivable		15,681
Amount due from a related party	11,798	28,737
Amount due from a jointly-controlled entity		13,694
Total current assets	82,922,677	88,740,913
Interests in jointly-controlled entities
Property, plant and equipment, net	21,933,787	25,013,340
Land use rights, net	3,083,128	3,060,555
Deposits paid for purchase of property, plant and equipment	66,617	112,126
Available-for-sale investments	1,033,800	3,009,200
Total assets	109,040,009	119,936,134
Current liabilities:
Short term bank loans	4,000,000	12,585,054
Accounts payable	8,163,510	10,352,938
Bills payable		1,278,754
Customer deposits	860,779	821,288
Accrued salaries, allowances and other employee benefits	3,102,335	5,607,570
Accrual for loss contingencies		31,458
Other accrued liabilities	6,637,851	7,576,062
Income tax payable	6,157,885	5,318,002
Total current liabilities	28,922,360	43,571,126
Deferred tax liabilities	27,017	27,549
Total liabilities	28,949,377	43,598,675
Commitments and contingencies
Shareholders' equity:
Common stock, par value US$0.04 per share; 12,500,000 shares authorized; 3,229,314 shares issued as of March 31, 2012 and 2011	129,173	129,173
Preferred stock, par value US$0.04 per share; 250,000 shares authorized; no shares issued
Additional paid-in capital	84,786,226	84,752,105
Accumulated deficit	(9,690,526)	(11,101,203)
Accumulated other comprehensive income	9,697,445	7,395,275
Less: Treasury stock, at cost, 189,587 shares as of March 31, 2012 and 2011	(4,663,321)	(4,663,321)
Total Global-Tech Advanced Innovations Inc. shareholders' equity	80,258,997	76,512,029
Non-controlling interests	(168,365)	(174,570)
Total equity	80,090,632	76,337,459
Total liabilities and shareholders' equity	$ 109,040,009	$ 119,936,134

Consolidated Balance Sheets (Parenthetical) (USD $)	Mar. 31, 2012	Mar. 31, 2011
Consolidated Balance Sheets [Abstract]
Common stock, par value	$ 0.04	$ 0.04
Common stock, shares authorized	12,500,000	12,500,000
Common stock, shares issued	3,229,314	3,229,314
Preferred Stock, par value	$ 0.04	$ 0.04
Preferred stock, shares authorized	250,000	250,000
Preferred stock, shares issued
Treasury stock, shares	189,587	189,587

Consolidated Statements of Operations (USD $)	12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Mar. 31, 2010
Consolidated Statements of Operations [Abstract]
Net sales	$ 69,652,705	$ 57,468,866	$ 48,039,625
Cost of goods sold	(59,008,973)	(50,403,138)	(39,722,076)
Gross profit	10,643,732	7,065,728	8,317,549
Selling, general and administrative expenses	(10,612,458)	(11,317,767)	(8,352,835)
Other operating income, net	28,589	1,137,580	179,565
Operating profit (loss)	59,863	(3,114,459)	144,279
Interest income, net	95,477	536,187	276,782
Other income, net	1,116,279	370,274	309,716
Income (Loss) from continuing operations before income taxes	1,271,619	(2,207,998)	730,777
Income tax expense	(1,228,625)	(204,122)	(389,135)
Income (Loss) from continuing operations	42,994	(2,412,120)	341,642
Income (Loss) from discontinued operations, net of tax	1,374,342	(1,775,879)	3,124,689
Net income (loss)	1,417,336	(4,187,999)	3,466,331
Net income (loss) attributable to non-controlling interests	(6,659)	175,028
Net income (loss) attributable to shareholders of Global-Tech Advanced Innovations Inc.	1,410,677	(4,012,971)	3,466,331
Basic and diluted earnings (loss) per share of common stock	$ 0.46	$ (1.32)	$ 1.14
Basic and diluted weighted average number of shares of common stock	3,039,727	3,039,454	3,037,969
Rental expense paid to related parties (included in selling, general and administrative expenses)	451,507	713,103	769,540
Rental income earned from a related party (included in other income (expenses), net)			6,393
Management income earned from a related party (included in other income (expenses), net)			$ 9,313

Consolidated Statements of Changes in Shareholders' Equity (USD $)	Total	Common stock	Treasury stock	Additional paid-in capital	Accumulated deficit	Accumulated other comprehensive income (loss)	Total Global-Tech shareholders' equity	Non-controlling interests
Beginning balance at Mar. 31, 2009	$ 74,201,013	$ 129,083	$ (4,661,185)	$ 84,266,412	$ (10,554,563)	$ 5,021,266	$ 74,201,013
Beginning balance, shares at Mar. 31, 2009		3,227,064	(189,387)
Net income/loss for the year	3,466,331				3,466,331		3,466,331
Other comprehensive income:
unrealized gain on available-for-sale investments, net of income tax of nil	953					953	953
release of unrealized loss on available-for-sale investments, net of income tax of nil	12,488					12,488	12,488
foreign currency translation adjustments	43,421					43,421	43,421
Total net comprehensive income	3,523,193				3,466,331	56,862	3,523,193
Shares repurchased as treasury stock, shares			(200)
Shares repurchased as treasury stock	(2,136)		(2,136)				(2,136)
Stock compensation expenses	11,646			11,646			11,646
Shares issued to an employee, shares		1,500
Shares issued to an employee	2,029	60		1,969			2,029
Ending balance at Mar. 31, 2010	77,735,745	129,143	(4,663,321)	84,280,027	(7,088,232)	5,078,128	77,735,745
Ending balance, shares at Mar. 31, 2010		3,228,564	(189,587)
Net income/loss for the year	(4,187,999)				(4,012,971)		(4,012,971)	(175,028)
Other comprehensive income:
unrealized gain on available-for-sale investments, net of income tax of nil	11,092					11,092	11,092
release of unrealized loss on available-for-sale investments, net of income tax of nil	1,877					1,877	1,877
foreign currency translation adjustments	2,304,636					2,304,178	2,304,178	458
Total net comprehensive income	(1,870,394)				(4,012,971)	2,317,147	(1,695,824)	(174,570)
Stock compensation expenses	470,109			470,109			470,109
Shares issued to an employee, shares		750
Shares issued to an employee	1,999	30		1,969			1,999
Ending balance at Mar. 31, 2011	76,337,459	129,173	(4,663,321)	84,752,105	(11,101,203)	7,395,275	76,512,029	(174,570)
Ending balance, shares at Mar. 31, 2011		3,229,314	(189,587)
Net income/loss for the year	1,417,336				1,410,677		1,410,677	6,659
Other comprehensive income:
unrealized gain on available-for-sale investments, net of income tax of nil	24,600					24,600	24,600
release of unrealized loss on available-for-sale investments, net of income tax of nil	(643)					(643)	(643)
foreign currency translation adjustments	2,277,759					2,278,213	2,278,213	(454)
Total net comprehensive income	3,719,052				1,410,677	2,302,170	3,712,847	6,205
Stock compensation expenses	34,121			34,121			34,121
Ending balance at Mar. 31, 2012	$ 80,090,632	$ 129,173	$ (4,663,321)	$ 84,786,226	$ (9,690,526)	$ 9,697,445	$ 80,258,997	$ (168,365)
Ending balance, shares at Mar. 31, 2012		3,229,314	(189,587)

Consolidated Statements of Cash Flows (USD $)	12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Mar. 31, 2010
Cash flows from operating activities:
Net income (loss)	$ 1,417,336	$ (4,187,999)	$ 3,466,331
Plus: (Gain) loss from discontinued operations, net of taxes	(1,374,342)	1,775,879	(3,124,689)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Amortization	98,349	93,780	117,550
Depreciation	1,940,518	1,638,360	1,436,609
Loss on disposal of property, plant and equipment	86,015	3,662	292,208
Impairment of property, plant and equipment			4,786
Allowance for doubtful accounts		768	56,336
Stock compensation expense	34,121	470,109	11,706
Shares issued to an employee		1,999	1,969
Interest received from available-for-sale investments	(13)
Deferred tax benefit	(604)	93,907	(93,553)
Foreign exchange	67,828	(390,511)	(292,090)
Changes in operating assets and liabilities:
Accounts and bills receivable, net	(6,656,556)	(3,974,939)	(8,278,735)
Prepaid expenses	135,753	(74,341)	120,750
Deposits and other assets	(139,251)	22,616	(228,652)
Legal claims receivable	15,730	5,077,737	10,089
Amount due from a jointly-controlled entity	13,694	7,937	47,892
Inventories	(226,182)	(1,040,759)	451,576
Accounts payable	1,573,958	3,003,617	(1,710,966)
Discounted bills		(3,354,398)	3,361,966
Accrued salaries, allowances and other employee benefits	184,139	927,917	76,383
Other accrued liabilities	(542,056)	491,005	1,012,085
Accrual for loss contingencies	(19)	(912,192)	10,045
Amount due to a related party			51,843
Income tax payable	663,564	(458,708)	195,982
Cash used in operating activities - continuing operations	(2,708,018)	(784,554)	(3,002,579)
Cash provided by (used in) operating activities - discontinued operations	16,078,896	(9,237,674)	8,178,541
Net cash provided by (used in) operations	13,370,878	(10,022,228)	5,175,962
Cash flows from investing activities:
Proceeds from disposal of property, plant and equipment		1,458	11,350
Deposits paid for purchase of property, plant and equipment	(3,365)		(145,535)
Purchases of property, plant and equipment	(543,188)	(4,446,340)	(1,035,623)
Increase in land use rights			(72,213)
Decrease (increase) in time deposits	1,567,786	(1,494,953)	4,380,440
Proceeds from disposal of available-for-sale investments	9,000,000	15,986,532	31,962,236
Purchases of available-for-sale investments	(8,999,987)	(3,000,000)	(31,977,976)
Proceeds from maturity of convertible note and related interest receivable			6,102,487
Cash provided by investing activities - continuing operations	1,021,246	7,046,697	9,225,166
Cash used in investing activities - discontinued operations	(240,763)	(217,028)	(927,679)
Net cash provided by investing activities	780,483	6,829,669	8,297,487
Cash flows from financing activities:
Receipts (deposits) of restricted cash	15,420,274	(14,503,181)	(19,044)
Proceeds from short-term bank loans		21,479,662
Settlement of short-term bank loans	(8,930,492)	(9,216,587)
Purchases of treasury stock			(2,136)
Cash provided by (used in) financing activities - continuing operations	6,489,782	(2,240,106)	(21,180)
Cash used in financing activities - discontinued operations
Net cash provided by (used in) financing activities	6,489,782	(2,240,106)	(21,180)
Effect of foreign exchange rate changes on cash	(53,594)	(170,747)	43,445
Net increase (decrease) in cash and cash equivalents	20,587,549	(5,603,412)	13,495,714
Cash and cash equivalents at beginning of fiscal year	19,205,184	24,808,596	11,312,882
Cash and cash equivalents at end of fiscal year	39,792,733	19,205,184	24,808,596
Supplemental disclosure information:
Cash paid for interest	106,599	270,823	69,665
Cash paid for taxes	$ 569,645	$ 623,151	$ 222,438

Organization and Principal Activities	12 Months Ended
Mar. 31, 2012
Organization and Principal Activities [Abstract]
ORGANIZATION AND PRINCIPAL ACTIVITIES
1.	ORGANIZATION AND PRINCIPAL ACTIVITIES

Global-Tech Advanced Innovations Inc. (“Global-Tech”) (formerly known as Global-Tech Appliances Inc.) is primarily an investment holding company, which was incorporated in the British Virgin Islands on May 2, 1991. Global-Tech and its subsidiaries (hereinafter collectively referred to as the “Company”) is primarily a manufacturer of consumer electrical products, including, but not limited to, floor care products and small household appliances, electronic and optical components, and is also involved in the assembly of cellular phones. The Company’s manufacturing operation is located in Dongguan, the People’s Republic of China (the “PRC”). The Company’s products are primarily sold to customers located in the United States of America (the “U.S.A.” or the “U.S.”), Europe and the PRC.

Effective December 10, 2008, Global-Tech’s common stock was no longer traded on the New York Stock Exchange and commenced trading on the Nasdaq Capital Market (“Nasdaq”) under the symbol “GAI”. Global-Tech also changed its name to “Global-Tech Advanced Innovations Inc.”, effective as of the close of business on December 10, 2008.

To satisfy the minimum bid price requirement of Nasdaq, Global-Tech’s Board of Directors authorized an amendment to Global-Tech’s Memorandum of Association to effect a 4-for-1 reverse stock split of the issued and outstanding shares of common stock of Global-Tech, effective as of the close of business on December 10, 2008 (the “Effective Date”). Global-Tech also proportionally reduced the authorized number of its common and preferred stock by four to 12,500,000 and 250,000, respectively. These financial statements present common stock, preferred stock and share option information to reflect the above-mentioned reverse stock split on a retroactive basis.

Subsidiaries	12 Months Ended
Mar. 31, 2012
Subsidiaries [Abstract]
SUBSIDIARIES
2.	SUBSIDIARIES

Details of Global-Tech’s subsidiaries as of March 31, 2012 were as follows:

Name	Place of incorporation/ registration	Percentage of equity interest attributable to the Company	Principal activities
Global Appliances Holdings Limited	British Virgin Islands	100	Investment holding

Global Display Holdings Limited	British Virgin Islands	100	Investment holding

Kwong Lee Shun Trading Company Limited	Hong Kong	100	Leasing of a property and the rendering of administration and management services

Global Rich Innovation Limited	Hong Kong	100	Inactive

Wing Shing Overseas Limited	British Virgin Islands	100	Inactive

Name	Place of incorporation/ registration	Percentage of equity interest attributable to the Company	Principal activities
GT Investments (BVI) Limited	British Virgin Islands	100	Investment holding

Consortium Investment (BVI) Limited	British Virgin Islands	100	Investment holding

Global Optics Limited	Hong Kong	100	Trading of raw materials and electronic and optical components

Dongguan Wing Shing Electrical Products Factory Company Limited (“DWS”)	PRC	100	Manufacturing of household appliance products

Dongguan Lite Array Company Limited (“DGLAD”)	PRC	100	Developing, manufacturing and marketing of electronic and optical components and provision of cellular phone assembly services

Dongguan Microview Medical Technology Company Limited	PRC	100	Manufacturing of medical instruments

Joke Media Limited	PRC	100	Media services

Global Auto Limited	Hong Kong	70	Inactive

Global Household Products Limited	Hong Kong	100	Trading of household appliance products

Pentalpha Medical Limited	Hong Kong	100	Inactive

Pentalpha Hong Kong Limited (“Pentalpha”)	Hong Kong	100	Inactive

Global-Tech USA, Inc.	State of Delaware, U.S.A.	100	Provision of consultation services

Global Digital Imaging Limited	British Virgin Islands	100	Inactive

MasterWerke Limited	State of Delaware, U.S.A.	100	Inactive

Global Lite Array (BVI) Limited	British Virgin Islands	76.75	Investment holding

Lite Array (OLED) BVI Company Limited	British Virgin Islands	76.75	Inactive

Lite Array, Inc.	State of Delaware, U.S.A.	76.75	Inactive

Lite Array (OLED) BVI Company Limited was dissolved on March 31, 2012.

Joke Media Limited was incorporated on March 31, 2012.

MasterWerke Limited and Global Digital Imaging Limited were dissolved on May 2 and May 8, 2012, respectively.

Summary of Significant Accounting Policies	12 Months Ended
Mar. 31, 2012
Summary of Significant Accounting Policies [Abstract]
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)	Basis of preparation

These consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States (“U.S. GAAP”).

(b)	Basis of consolidation

The consolidated financial statements include the financial statements of Global-Tech and its subsidiaries. The fiscal year end date of Lite Array Holdings Limited (“Lite Array Holdings”), a jointly-controlled entity of the Company, is December 31. There have been no significant transactions in Lite Array Holdings and its subsidiaries, which would materially affect the Company’s financial position and results of operations during each of the periods from Lite Array Holdings’ fiscal year end date to March 31, 2012, 2011 and 2010, respectively.

All significant intercompany balances and transactions between group companies are eliminated on consolidation.

(c)	Discontinued operations

Unless otherwise indicated, information presented in the notes to the consolidated financial statements relates only to Global-Tech’s continuing operations. Information related to discontinued operations is included in note 19 and in some instances, where appropriate, is included as separate disclosure within the individual footnotes.

(d)	Use of estimates

The preparation of these consolidated financial statements in conformity with U.S. GAAP requires management to make estimates, judgments and assumptions. These estimates, judgments and assumptions affect the amounts that are reported in these consolidated financial statements and accompanying disclosures. The most significant accounting estimates with regard to these consolidated financial statements that require the most significant and subjective judgments include, but are not limited to, valuation of investments and determination of other-than-temporary impairments, useful lives of property, plant and equipment, recoverability of long-lived assets, determination of impairment losses, assessment of market value of inventories and provision for inventory obsolescence, allowance for doubtful accounts, provision for employee benefits, provision for warranty, recognition and measurement of current and deferred income taxes (including income tax benefit (expense)), valuation allowance for deferred tax assets, assumptions used for the valuation of options to purchase Global-Tech’s common stock, provision for loss contingencies, and measurement of fair values of financial instruments. Changes in facts and circumstances may result in revised estimates.

(e)	Cash and cash equivalents

Cash and cash equivalents consist of cash on hand and bank deposits, which are unrestricted to withdraw and use, and other investments that are readily convertible into cash with original maturities of three months or less.

(f)	Restricted cash

Restricted cash consists of bank deposits, which may only be used to settle pre-arranged general banking facilities.

(g)	Investments

Debt and equity investments designated as available-for-sale investments are stated at fair value. Unrealized gains or losses, net of tax, on available-for-sale investments are included in accumulated other comprehensive income (loss), a separate component of shareholders’ equity. Realized gains and losses and any declines in fair value judged to be other-than-temporary on available-for-sale investments are included in the consolidated statement of operations. Gains or losses on sale of investments and amounts reclassified from accumulated other comprehensive income (loss) to earnings are computed based on the specific identification method. Interest or dividend income on securities classified as available-for-sale investments is included in interest income or dividend income, respectively.

Non-derivative securities with fixed or determinable payments and fixed maturities are classified as held-to-maturity investments if the Company has both the positive intention and ability to hold the financial assets to maturity. Investments intended to be held to maturity are measured at amortized cost. Interest on securities classified as held-to-maturity investments is included in interest income.

Prior to April 1, 2009, declines in the fair value of held-to-maturity and available-for-sale securities below their amortized cost, that were deemed to be other-than-temporary, were all reported in investment gains (losses), net. Effective April 1, 2009, the Company adopted new accounting guidance for impairment of debt securities that are deemed to be other-than-temporary. Factors considered in evaluating potential impairment include, but are not limited to, the current fair value as compared to cost or amortized cost of the security, as appropriate, the length of time the investment has been below cost or amortized cost and by how much, our intent to sell a security and whether it is more-likely-than-not we will be required to sell the security before the recovery of our amortized cost basis, and specific credit issues related to the issuer and current economic conditions. Under the new impairment model, the credit component of an other-than-temporary impairment of a debt security is reported in investment gains (losses), net and the noncredit component is reported in other comprehensive income (loss). In addition, other-than-temporary declines in beneficial interests purchased or retained in a securitization transaction which are classified as available-for-sale debt securities are recognized if there has been an adverse change in the cash flows as of the end of the reporting period. Interest and dividends, as well as amortization of premiums and accretion of discounts, are reported in interest and dividend income. Amortization of premiums and accretion of discounts on debt securities are recognized over the remaining maturity under the interest method.

A jointly-controlled entity is a joint venture that is subject to joint control, resulting in none of the participating parties having unilateral control over the economic activity of the jointly-controlled entity. The Company’s investment in a jointly-controlled entity for which it, not being the unilateral controlling owner of the entity, but has the ability to exercise joint control, is accounted for using the equity method. Under the equity method, the Company’s proportionate share of the jointly-controlled entities’ net income or loss and amortization of any identifiable intangibles arising from the investment is included in “Share of income (losses) of jointly-controlled entities”. The Company ceases to apply the equity method when its share of the jointly-controlled entities’ losses exceed the carrying value of its investment.

All other investments for which the Company does not have the ability to exercise joint control or significant influence (generally, when the Company has an investment of less than 20% ownership and no representation on the investee’s board of directors) and for which there is not a readily determinable fair value, are accounted for using the cost method. Dividends and other distributions of earnings from such investees, if any, are included in income when declared. The Company periodically evaluates the carrying value of its investments accounted for under the cost method for impairment with any loss included in the consolidated statement of operations in the period when it is incurred.

(h)	Accounts and bills receivable, net

Accounts and bills receivable are presented net of an allowance for doubtful accounts, which is an estimate of amounts that may not be collectible. The Company does not charge interest on accounts receivable. The allowance for doubtful accounts is estimated based on historical experience, receivable aging, current economic trends and specific identification of certain receivables that are at the risk of not being paid. The Company reviews the aged analysis of accounts and bills receivable on a regular basis. Whenever it is clear that the amounts are deemed to be uncollectible, receivables are written off against the allowance for doubtful accounts.

(i)	Inventories

Inventories are stated at the lower of cost or market value. Cost, calculated on the weighted average basis, comprises direct materials and, where applicable, direct labor and an appropriate proportion of overheads.

(j)	Property, plant and equipment

Property, plant and equipment, other than construction in progress, are stated at cost less accumulated depreciation and any accumulated impairment losses. The cost of an item of property, plant and equipment comprises its purchase price and any directly attributable costs of bringing the asset to its working condition and location for its intended use. Expenditure incurred after an item of property, plant and equipment has been put into operation, such as repairs and maintenance, is normally charged to the consolidated statement of operations in the period in which it is incurred. In situations where it can be clearly demonstrated that the expenditure has resulted in an increase in the future economic benefits expected to be obtained from the use of an item of property, plant and equipment, and where the cost of the item can be measured reliably, the expenditure is capitalized as an additional cost of that asset. Depreciation is calculated on the straight-line basis at annual rates over the asset’s estimated useful life.

The principal annual rates used for this purpose are as follows:

Annual rate
Leasehold improvements	Over the shorter of the lease terms or the estimated useful life
Buildings	4.5%
Plant	4.5%
Machinery	10%
Moulds	20% - 33%
Transportation equipment	15% - 20%
Furniture, fixtures and equipment	15%

An item of property, plant and equipment is derecognized upon disposal or when no future economic benefits are expected to arise from the continued use of the asset. The gain or loss arising on derecognition of an item of property, plant and equipment, calculated as the difference between the net disposal proceeds and the carrying amount of the item, is included in the consolidated statement of operations in the period the item is derecognized. Machinery and equipment used in the home appliance business has been derecognized pending sale.

(k)	Construction in progress

Construction in progress represents property, plant and equipment under construction or installation and is stated at cost less any accumulated impairment losses, and is not depreciated. Cost comprises the direct costs of construction, installation and other costs in making the asset ready for its intended use. Construction in progress is reclassified to the appropriate category of property, plant and equipment when completed and ready for its intended use.

(l)	Impairment of long-lived assets

Long-lived assets are included in impairment evaluations when events and circumstances exist that indicate the carrying value of these assets may not be recoverable. In accordance with Financial Accounting Standards Board (“FASB”) ASC 360 “Property, Plant and Equipment” the Company assesses the recoverability of the carrying value of long-lived assets by first grouping its long-lived assets with other assets and liabilities at the lowest level for which identifiable cash flows are largely independent of the cash flows of other assets and liabilities (the asset group) and, secondly, estimating the undiscounted future cash flows that are directly associated with and expected to arise from the use of and eventual disposition of such asset group. The Company estimates the undiscounted cash flows over the remaining useful life of the primary asset within the asset group. If the carrying value of the asset group exceeds the estimated undiscounted cash flows, the Company records an impairment charge to the extent the carrying value of the long-lived asset exceeds its fair value. The Company determines fair value through quoted market prices in active markets or, if quotations of market prices are unavailable, through the performance of internal analysis using a discounted cash flow methodology or obtains external appraisals from independent valuation firms. The undiscounted and discounted cash flow analyses are based on a number of estimates and assumptions, including the expected period over which the asset will be utilized, projected future operating results of the asset group, discount rate and long-term growth rate. Long lived assets, excluding buildings, associated with the home appliance business are considered to be impaired and accordingly have been written down to fair value less the estimated cost of disposal. Since the Company intends to lease the buildings previously occupied by the home appliance business, the Company performed an impairment analysis based on anticipated future rental income and determined that they were not impaired.

(m)	Revenue recognition

The Company recognizes revenues in accordance with the Securities and Exchange Commission (the “SEC”) Staff Accounting Bulletin (“SAB”) No. 104, “Revenue Recognition”, which requires that four basic criteria must be met before revenue can be recognized: (1) there is persuasive evidence that an arrangement exists; (2) delivery has occurred or services have been rendered; (3) the fee is fixed or determinable; and (4) collectibility is reasonably assured. Net sales represent the gross invoiced amount, net of discounts, and are recognized when goods are shipped and title has passed. To the extent products are required to meet customer specifications, such products are subject to technical and quality tests that are designed to ensure compliance prior to shipment.

Under the Company’s standard terms and conditions, which are mainly Free On Board shipping point, title and risk of loss are transferred to the customer at the time the product is delivered to the customer’s freight forwarder.

Revenue related to CCM shipments to certain telecommunication customers in the PRC is recognized upon notarized acceptance of the product by the customer.

Revenue related to the provision of assembly services is recognized upon the completion of such services and delivery of the related product using the same criteria of SAB No. 104 stated above.

Deposits or advance payments from customers prior to delivery and passage of title of merchandise are recorded as customer deposits.

Revenue related to the provision of tooling income is recognized upon the completion of such services and delivery of the related product using the same criteria of SAB No. 104 stated above.

In accordance with the relevant tax laws in the PRC, value-added tax is levied on the invoiced value of sales of goods and is payable by the purchaser. Revenue is recognized net of all value-added tax imposed by governmental authorities and collected from customers concurrent with revenue-producing transactions.

(n)	Advertising costs

Advertising costs represent costs relating to promotional activities intended to stimulate, directly or indirectly, a customer’s purchase of goods, and are charged to the consolidated statement of operations as incurred and are included in “Selling, general and administrative expenses” (“SG&A”). Advertising expenses were US$81,098, US$99,130 and US$8,443 from continuing operations for the fiscal years ended March 31, 2012, 2011 and 2010, respectively. Whereas, US$1,754, US$2,279 and nil were from discontinued operations for the fiscal years ended March 31, 2012, 2011 and 2010, respectively.

(o)	Design and development costs

Design and development costs primarily relate to the cost of samples and prototypes and salaries of our engineers. The Company expenses all design and development costs when incurred. Included in the SG&A expenses line item in the consolidated statement of operations were design and development costs of US$620,768, US$870,616 and US$1,267,301 from continuing operations (from discontinued operations 2012: US$106,190, 2011: US$216,618 and 2010: US$295,471) for the fiscal years ended March 31, 2012, 2011 and 2010, respectively.

(p)	Shipping and handling costs

In accordance with FASB ASC 605 “Revenue Recognition”, shipping and handling fees billed to customers are included in net sales in the consolidated statement of operations. Any shipping and handling costs incurred by the Company associated with the sale of products are included in SG&A on the face of the consolidated statement of operations. During the fiscal years ended March 31, 2012, 2011 and 2010, shipping and handling costs charged to SG&A were US$217,368, US$146,608 and US$114,162 from continuing operations (from discontinued operations 2012: US$722,371, 2011: US$730,807 and 2010: US$914,620), respectively.

Any inbound freight charges, receiving, inspection, warehousing and internal transfer costs incurred by the Company are expensed as cost of goods sold. During the fiscal years ended March 31, 2012, 2011 and 2010, inbound freight costs charged to cost of goods sold were US$20,922, US$32,566 and US$32,174 from continuing operations (from discontinued operations 2012: US$70,279, 2011: US$9,781 and 2010: US$139,512), respectively. Other related costs are included in manufacturing overheads.

(q)	Foreign currencies

All transactions in currencies other than functional currencies during the year are translated at the exchange rates prevailing on the respective transaction dates. Monetary assets and liabilities existing at the balance sheet date denominated in currencies other than functional currencies are remeasured at the exchange rates existing on that date. Exchange differences are recorded in the consolidated statement of operations.

The functional currency of Global-Tech is the U.S. Dollar (“US$”). The financial statements of all subsidiaries are translated in accordance with FASB ASC 830 “Foreign Currency Matters”. All assets and liabilities are translated at the rates of exchange ruling at the balance sheet date and all income and expense items are translated at the average rates of exchange over the year. All exchange differences arising from the translation of subsidiaries’ financial statements are recorded as a component of comprehensive income or loss.

(r)	Income taxes

Deferred income taxes are provided using the asset and liability method in accordance FASB 740 ASC “Income taxes”. Under this method, deferred income taxes are recognized for all significant temporary differences at enacted rates and classified as current or non-current based upon the classification of the related asset or liability in the consolidated statements. A valuation allowance is provided to reduce the amount of deferred tax assets if it is considered more likely than not that some portion of, or all, the deferred tax asset will not be realized.

FASB ASC 740 clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements, and prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides accounting guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. Interest and penalties from tax assessments, if any, are included in income taxes in the consolidated statement of income.

The Company records its possible interest and penalties due to any potential underpayment of income taxes, if and when required, in interest expense and other expenses, respectively.

The Company did not provide for deferred income taxes and foreign withholding taxes on the undistributed earnings of foreign subsidiaries. The Company intends to permanently reinvest foreign subsidiaries’ earnings.

(s)	Stock compensation expense

The Company adopted FASB ASC 718 “Compensation-Stock Compensation”, and related interpretations in accounting for its employee share-based payment transactions. Accordingly, stock compensation cost is measured at the date of grant and estimated using the option pricing model. Stock issued to an employee as compensation is measured at fair value based on the grant date quoted market price. The compensation cost for share-based awards with service conditions is amortized over the vesting period of the awards using the straight-line method provided that the amount of compensation cost recognized at any date must at least equal the portion of the grant date fair value of the award that is vested at that date.

The Company accounts for stock options granted to a counterparty other than an employee in accordance with FASB ASC 505 “Equity”. Fair value of the equity instruments is recognized on the measurement date which is the earlier of (i) a commitment for performance by the counterparty to earn the equity instruments being reached or (ii) the counterparty’s performance being completed.

(t)	Retirement costs

Retirement cost contributions relating to defined contribution plans are made based on a percentage of the relevant employees’ salaries and are included in the consolidated statement of operations as they become payable. The assumptions used in calculating the obligation for retirement cost contributions depend on the local economic environment, interpretations and practices in respect thereof.

(u)	Operating leases

Leases where substantially all the rewards and risks of ownership remain with the lessor are accounted for as operating leases. Payments made under operating leases net of any incentives received from the lessors are charged to the consolidated statement of operations on a straight-line basis over the period of the relevant leases.

Assets leased out under operating leases are included in “Property, plant and equipment” in the consolidated balance sheet. They are depreciated over the expected useful lives on a basis consistent with similar owned items of property, plant and equipment. Rental income (net of any incentives given to lessees) is recognized on a straight-line basis over the lease terms.

(v)	Earnings (loss) per share

Basic earnings or loss per share of common stock is computed by dividing the net income or loss available to common shareholders for the year by the weighted average number of shares of common stock outstanding during the year.

Diluted earnings or loss per share of common stock reflects the potential dilution that could occur if securities or other contracts/arrangements to issue shares of common stock were exercised or converted into shares of common stock. Common equivalent shares, comprised of incremental shares of common stock issuable upon the exercise of stock options, are included in diluted earnings or loss per share if they have a dilutive effect by application of the treasury stock method.

(w)	Treasury stock

The Company accounts for the acquired shares of its own capital stock (“treasury stock”) in accordance with Accounting Research Bulletin (“ARB”) No. 43, Chapter 1B, and Accounting Principles Board Opinion No. 6, “Status of Accounting Research Bulletins”. The cost of the acquired treasury stock is shown as a deduction from shareholders’ equity. Gains on sale of treasury stock not previously accounted for as constructively reissued are credited to additional paid-in capital while losses are charged to additional paid-in capital to the extent that previous net gains from the sale or retirement of the same class of stock are included therein, otherwise the loss is charged to retained earnings/accumulated deficit.

(x)	Comprehensive income (loss)

Comprehensive income (loss) is defined as the change in equity of the Company during a period from transactions and other events and circumstances excluding transactions resulting from investments by owners and distributions to shareholders. Total net comprehensive income (loss) includes net income or loss for the year as well as additional other comprehensive income (loss). The Company’s other comprehensive income (loss) consists of the Company’s share of other comprehensive income of jointly-controlled entities, unrealized gains and losses on available-for-sale investments and foreign currency translation adjustments, all recorded net of tax.

(y)	Accruals and loss contingencies

The Company makes provision for all loss contingencies when information available prior to the issuance of the consolidated financial statements indicates that it is probable that an asset has been impaired or a liability has been incurred at the date of the consolidated financial statements and the amount of loss can be reasonably estimated.

For provision or accruals related to litigation, social insurance, property tax, etc, the company makes provisions based on information from legal counsel and the best estimation of management. The company assesses the potential liability to be recorded if the contingency loss is probable and the amount of loss can be reasonably estimated. The actual resolution of the contingency may differ from the Company’s estimates. If the contingency was settled for an amount greater than the estimate, a future charge to income would result. Likewise, if the contingency was settled for an amount that is less than our estimates, a future credit to income would result.

(z)	Segment reporting

The Company follows FASB ASC 280 “Segment Reporting”. During most of fiscal 2012, the Company operated and managed its business in four segments. The Company exited the home appliance business in January 2012 and thus the home appliance segment is presented as a discontinued operation. The accounting policies used in its segment reporting are the same as those used in the reporting of its results in the consolidated financial statements.

(aa)	Warranty cost

The Company estimates its warranty provision for defective products based on various factors including the likelihood of defects, an evaluation of its quality controls, technical analysis, industry information on comparable companies and its own experience. Based on the above consideration, the Company has accrued for warranty costs of US$729,528 for the year ended March 31, 2012 (2011: US$296,410 and 2010: US$180,151). The basis and the amount of the warranty accrual are reviewed and adjusted periodically based on actual experience.

(ab)	Government grants

Government grants are recognized when received and the stipulated activities are achieved. Such amounts are included in other income in the consolidated statement of operations.

Recent accounting pronouncements

(i)	In May 2011, the FASB issued ASU No. 2011-04 to provide additional guidance related to fair value measurements and disclosures. The guidance, which is incorporated into FASB ASC 820-10, generally provides clarifications to existing fair value measurement and disclosure requirements and also creates or modifies other fair value measurement and disclosure requirements. We adopted this guidance, as required, for the year ended March 31, 2012 but it did not have a material impact on our financial position or results of operations.

(ii)	In June 2011, the FASB issued ASU No. 2011-05, “Comprehensive Income (Topic 220): Presentation of Comprehensive Income”, which improves the comparability, consistency and transparency of financial reporting and increase the prominence of items reported in other comprehensive income. This ASU is effective for fiscal years, and interim periods within those years, beginning on or after December 15, 2011, early adoption is permitted. The Company has not early adopted this pronouncement for the year ended March 31, 2012. In December 2011, the FASB issued ASU 2011-12 “Comprehensive Income (Topic 220): Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05”, which indefinitely defers certain aspects of ASU No. 2011-05 related to the presentation of reclassification adjustments. The adoption of ASU No. 2011-05 and ASU No. 2011-12 are not expected to have material impact on the Company’s financial position, results of operations and cash flows.

Cash and Cash Equivalents	12 Months Ended
Mar. 31, 2012
Cash and Cash Equivalents [Abstract]
CASH AND CASH EQUIVALENTS
4.	CASH AND CASH EQUIVALENTS

	March 31, 2012	March 31, 2011
	US$	US$
Cash on hand and at banks	27,680,158	7,734,976
Money market funds	12,112,575	11,470,208

Total cash and cash equivalents	39,792,733	19,205,184

The cash on hand and at banks in our PRC subsidiaries are denominated in Renminbi (“RMB”), United States dollars (“US$”) and Hong Kong dollars (“HK$”) with the total amount equivalent to RMB53,638,273 (equivalent to US$8,511,175) and RMB27,310,779 (equivalent to US$4,166,595) as of March 31, 2012 and 2011, respectively. Of these amounts, RMB53,219,866 (equivalent to US$8,444,783) and RMB 13,612,533 (equivalent to US$2,076,762) are originally denominated in RMB as of March 31, 2012 and 2011, respectively. RMB is not freely convertible into other currencies; however, under Mainland China’s Foreign Exchange Control Regulations and Administration of Settlement, Sale and Payment of Foreign Exchange Regulations, the Company is permitted to exchange RMB for other currencies through banks authorized to conduct foreign exchange business. Other than RMB, the cash on hand and at banks of the Company in Hong Kong and the United States are denominated in HK$ and US$.

Time Deposits	12 Months Ended
Mar. 31, 2012
Time Deposits [Abstract]
TIME DEPOSITS
5.	TIME DEPOSITS

As of March 31, 2011, time deposits of RMB10,056,250 (equivalent to US$1,534,204) were deposited with a creditworthy bank with an original maturity of more than three months when acquired. The time deposits bore interest at 2.25% per annum and matured in June 2011.

Restricted Cash	12 Months Ended
Mar. 31, 2012
Restricted Cash [Abstract]
RESTRICTED CASH
6.	RESTRICTED CASH

As of March 31, 2012 and 2011, time deposits of RMB28,649,739 (equivalent to US$4,546,062) and RMB127,560,000 (equivalent to US$19,460,845) were deposited with and pledged to banks to secure credit facilities granted to the Company, including revolving bank loans and bills payable.

Available-For-Sale Investments	12 Months Ended
Mar. 31, 2012
Available-For-Sale Investments [Abstract]
AVAILABLE-FOR-SALE INVESTMENTS
7.	AVAILABLE-FOR-SALE INVESTMENTS

The following is a summary of available-for-sale debt and equity securities, which are all non-restricted, as of March 31, 2012 and 2011:

	Cost		Net unrealized gains (losses)		Fair values
	2012 US$	2011 US$	2012 US$	2011 US$	2012 US$	2011 US$
Current assets:
Unlisted investments	2,000,000	—	—	—	2,000,000	—
Listed equity securities	3,138	3,129	2,928	3,563	6,066	6,692

	2,003,138	3,129	2,928	3,563	2,006,066	6,692
Non-current assets:
Unlisted investments	1,000,000	3,000,000	33,800	9,200	1,033,800	3,009,200

	3,003,138	3,003,129	36,728	12,763	3,039,866	3,015,892

As of March 31, 2012 and 2011, investments totaling US$2,335 and US$2,294 were in unrealized loss positions of US$1,952 and US$1,913 respectively. During the fiscal years ended March 31, 2012, 2011 and 2010, no significant gain or loss was recognized on the disposal of the Company’s available-for-sale debt securities.

The fair values of listed equity securities are based on quoted market prices at the balance sheet date.

Unlisted investments which have terms from 1 to 3 years are measured at fair value using a price quoted by a third party, such as broker or bank, at the balance sheet date.

The net unrealized gains (losses) consisted of gross unrealized gains as at the fiscal years ended March 31, 2012, 2011 and 2010 of US$38,680, US$14,676 and US$3,530, respectively, and gross unrealized losses as at the fiscal years ended March 31, 2012, 2011 and 2010 of US$1,952, US$1,913 and US$3,770, respectively.

The proceeds from the disposal of available-for-sale investments for the fiscal years ended March 31, 2012, 2011 and 2010 were US$9,000,000, US$15,986,532 and US$31,962,236, respectively.

Accounts and Bills Receivable, Net	12 Months Ended
Mar. 31, 2012
Accounts and Bills Receivable, Net [Abstract]
ACCOUNTS AND BILLS RECEIVABLE, NET
8.	ACCOUNTS AND BILLS RECEIVABLE, NET

	March 31, 2012	March 31, 2011
	US$	US$
Accounts receivable	13,318,143	24,669,150
Less: Allowance for doubtful accounts	—	(768)

Accounts receivable, net	13,318,143	24,668,382
Bills receivable	16,954,919	10,963,912

Accounts and bills receivable, net	30,273,062	35,632,294

	Fiscal years ended
	March 31, 2012	March 31, 2011	March 31, 2010
	US$	US$	US$
Allowance for doubtful accounts:
Balance at beginning of fiscal year	768	115,024	65,308
Additions	—	768	56,336
Amount written-off as uncollectible during the fiscal year	(768)	(115,024)	(6,362)
Exchange realignment	—	—	(258)

Balance at end of fiscal year	—	768	115,024

Inventories	12 Months Ended
Mar. 31, 2012
Inventories [Abstract]
INVENTORIES
9.	INVENTORIES

	March 31, 2012	March 31, 2011
	US$	US$
Raw materials	2,716,414	5,697,795
Work in progress	780,588	3,010,686
Finished goods	1,877,190	2,140,890

	5,374,192	10,849,371

For the fiscal years ended March 31, 2012, 2011 and 2010, a write-down of inventories to fair market value of US$932,848, US$405,313 and US$398,474 respectively, was recognized in the consolidated statement of operations, of which US$548,293, US$42,004 and US$104,883 were included in discontinued operations.

Related Party Transactions	12 Months Ended
Mar. 31, 2012
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS
10.	RELATED PARTY TRANSACTIONS

A related party is any party that controls, jointly controls or can significantly influence the management or operating policies of the Company. Such parties would also include affiliates, investments accounted for by the equity method, principal shareholders, management, directors and the immediate family members of principal shareholders, management or directors.

In addition to the transactions and balances detailed elsewhere in the consolidated financial statements for the fiscal years ended March 31, 2012, 2011 and 2010, the Company had the following material transactions with related parties during those years:

(a)	The Company incurred annual real estate rental expenses for the fiscal years ended March 31, 2012, 2011 and 2010 of approximately US$451,507, US$713,103 and US$769,540, respectively, payable to two directors of Global-Tech and certain related companies of which certain of their directors are also directors of Global-Tech. Included in the aforesaid annual real estate rental expenses were amounts of US$318,743, US$478,635 and US$479,808 paid to two directors of Global-Tech during the fiscal years ended March 31, 2012, 2011 and 2010, respectively, which were included in their remuneration for the respective fiscal years as housing allowances.

(b)	Rental income of nil, nil and US$6,393 was earned for the fiscal years ended March 31, 2012, 2011 and 2010, respectively, from a jointly-controlled entity. The rentals were charged on mutually agreed terms.

(c)	Management fee income of nil, nil and US$9,313 was earned for the fiscal years ended March 31, 2012, 2011 and 2010, respectively, from a jointly-controlled entity, which was charged with reference to the actual costs incurred.

The amount due from a jointly-controlled entity is unsecured, interest-free and has no fixed terms of repayment. The amount due from a related party, of which two of the directors of Global-Tech were shareholders as of March 31, 2012, 2011 and 2010, is unsecured, interest-free and has no fixed terms of repayment.

Property, Plant and Equipment, Net	12 Months Ended
Mar. 31, 2012
Property, Plant and Equipment, Net [Abstract]
PROPERTY, PLANT AND EQUIPMENT, NET
11.	PROPERTY, PLANT AND EQUIPMENT, NET

	March 31, 2012	March 31, 2011
	US$	US$
Leasehold improvements and buildings	28,102,876	27,022,596
Plant and machinery	34,922,469	35,907,231
Moulds	386,482	10,891,768
Transportation equipment	1,581,372	1,520,280
Furniture, fixtures and equipment	5,431,091	5,778,517
Construction in progress	4,760	63,129

	70,429,050	81,183,521
Less: Accumulated depreciation	(48,495,263)	(56,170,181)

Property, plant and equipment, net	21,933,787	25,013,340

(a)	During the fiscal years ended March 31, 2012, 2011 and 2010, impairment losses relating to property, plant and equipment of US$1,230,727, nil and US$4,786, respectively, were recognized in the consolidated statement of operations for certain moulds, plant and machinery, and furniture, fixtures and equipment which are no longer used in the operations of the Company. The impairment loss of US$1,230,727 was recognized in “Income (Loss) from discontinued operations” during the fiscal year ended March 31, 2012. No impairment loss was recognized for the year ended March 31, 2011. For the fiscal year ended March 31, 2010, an impairment loss of US$4,786 was included in “Other income (expense), net”.

(b)	As of March 31, 2012 and 2011, buildings with aggregate net book values of approximately US$14,899 and US$15,783, respectively, were situated in Hong Kong and manufacturing facilities with aggregate net book values of approximately US$11,105,383 and US$11,890,017, respectively, were situated in Mainland China. The land where the manufacturing facilities were situated is held under certain land use rights that will expire in 2043. Up to March 31, 2012, the Company has obtained a sizable portion of the property ownership certificates for its buildings (29 out of a total of 40 properties). The application for the remaining property ownership certificates will commence only after the land use right certificates for the relevant pieces of land are obtained.

(c)	The amounts of depreciation charged for the fiscal years ended March 31, 2012, 2011 and 2010 were US$3,463,480, US$3,238,356 and US$3,661,352 respectively. Of which, US$1,522,962, US$1,599,996 and US$2,224,742 were included in “Income (Loss) from discontinued operations”.

(d)	The loss on disposal of property, plant and equipment recognized during the fiscal years ended March 31, 2012, 2011 and 2010 amounted to US$86,015, US$3,662 and US$292,208, respectively were recognized in income (loss) from continuing operations. No loss on disposal of property, plant and equipment was recognized during fiscal years ended March 31, 2012, 2011 and 2010 from discontinued operations.

Land Use Rights, Net	12 Months Ended
Mar. 31, 2012
Land Use Rights, Net [Abstract]
LAND USE RIGHTS, NET
12.	LAND USE RIGHTS, NET

Land use rights represent prepayments under operating leases for land use for a predetermined time period. They are charged to the consolidated statement of operations over the lease periods on a straight-line basis. The Company has the rights to use certain pieces of land located in Mainland China and has obtained or is in the process of obtaining the land use rights certificates covering a substantial portion of such lands. On August 26, 2006, the Company entered into a supplementary agreement with the Dongguan local government regarding the use of a piece of land with a total area of 45,208 square meters which the Company had occupied. Pursuant to the supplementary agreement, the Company has vacated a portion of this land (13,698 square meters in aggregate), which was previously used as a recreational area, and has arranged to use the remaining portion of the land (31,510 square meters) until August 6, 2043. However, the Company had to pay monthly fees of RMB59,248 (approximately US$9,039) to the local government for the period from January 1, 2008 to December 31, 2008 and RMB193,048 (approximately US$30,632) from January 1, 2009 onwards until August 6, 2043. Up to March 31, 2012, the Company has obtained a sizable portion of its land use rights certificates covering 183,900 square meters out of a total area of 207,300 square meters. The application of certain property ownership certificates as further detailed in note 11 to the consolidated financial statements will commence only after the land use rights certificates for the relevant pieces of land have been obtained. The Company is in the process of obtaining the remaining land use rights and property ownership certificates. However, no definitive timeframe has been provided by the Dongguan local government as to when the certificates will be provided to the Company.

Interests in Jointly-Controlled Entities	12 Months Ended
Mar. 31, 2012
Interests in Jointly-Controlled Entities [Abstract]
INTERESTS IN JOINTLY-CONTROLLED ENTITIES
13.	INTERESTS IN JOINTLY-CONTROLLED ENTITIES

During the fiscal year ended March 31, 2007, Consortium Investment (BVI) Limited (“CIBL”) effectively disposed of 70% of its equity interest in Lite Array Holdings to Anwell as part of an arrangement to set up a joint venture in Mainland China to exploit the opportunity in the development and manufacturing of OLED equipment. Subsequent to the completion of the disposal, the Company still retains 2,400,000 common stock of Lite Array Holdings, representing a 30% equity interest in Lite Array Holdings through CIBL. The Company accounts for its interest in Lite Array Holdings and its subsidiaries (the “jointly-controlled entities”), in which the Company does not have unilateral control, but joint control, under the equity method.

Particulars of the jointly-controlled entities are as follows:

Name	Place of incorporation/ registration	Percentage of ownership interest attributable to the Company	Principal activities

Lite Array Holdings Limited	British Virgin Islands	30	Investment holding

Dongguan Litewell (OLED) Technology Limited*	PRC	30	Research and development of OLED equipment

Litewell Technology (HK) Limited*	Hong Kong	30	Design and trading of OLED production equipment and trading of OLED products and corresponding materials

*	Wholly-owned subsidiaries of Lite Array Holdings Limited

The Company has discontinued the recognition of its share of losses of the jointly-controlled entities because the share of losses of the jointly-controlled entities exceeded the Company’s interests in the jointly-controlled entities. The Company has no further obligation to fund operations.

The following table illustrates the summarized financial information of the Company’s jointly-controlled entities:

As of or for the years ended December 31*

	2011	2010
	US$	US$
Current assets	331,826	191,136
Non-current assets	1,705,652	2,045,408
Current liabilities	(4,746,605)	(4,462,464)
Revenue	5,219	—
Operating expenses	(869,179)	(1,203,469)
Net loss	(553,065)	(1,154,118)

*	The financial year end date of Lite Array Holdings Limited

Warranty Provision	12 Months Ended
Mar. 31, 2012
Warranty Provision [Abstract]
WARRANTY PROVISION
14.	WARRANTY PROVISION

Included in other accrued liabilities are warranty provisions of US$729,528, US$296,410 and US$180,151 as of March 31, 2012, 2011 and 2010, respectively, none of which are from discontinued operations. The Company’s warranty activity during the fiscal years ended March 31, 2012, 2011 and 2010 is summarized below:

	Fiscal years ended
	March 31, 2012	March 31, 2011	March 31, 2010
	US$	US$	US$
Balance at beginning of fiscal year	296,410	180,151	191,459
Additional provision	473,551	192,408	15,250
Reversal of unutilized amounts	(40,433)	(76,149)	(26,558)

Balance at end of fiscal year	729,528	296,410	180,151

Bills Payable, Short Term Bank Loans and Banking Facilities	12 Months Ended
Mar. 31, 2012
Bills Payable, Short Term Bank Loans and Banking Facilities [Abstract]
BILLS PAYABLE, SHORT TERM BANK LOANS AND BANKING FACILITIES
15.	BILLS PAYABLE, SHORT TERM BANK LOANS AND BANKING FACILITIES

Global-Tech has provided a bank with: (i) an unlimited corporate guarantee for general banking facilities granted to certain subsidiaries of the Company; and (ii) an undertaking not to pledge, mortgage or charge any of the assets of the Company in Hong Kong or Mainland China for general banking facilities granted to a subsidiary of the Company without obtaining written consent of the bank for general facilities granted to its Hong Kong subsidiaries. The Company has made deposits to banks as security for credit facilities granted to our PRC subsidiaries, including bank loans and bills payable.

The Company has credit facilities with a number of banks amounting to US$4,309,111 and US$18,462,022 as of March 31,2012 and March 31,2011 respectively. Of these amounts, HK$2.4 million (equivalent to US$309,111) in both years were denominated in Hong Kong dollars. Additionally, the Company had a Renminbi facility of RMB60 million as of March 31,2011. The facilities denominated in United States dollars and Renminbi are secured by the Company’s deposits which are restricted in use.

Banking facilities of US$4,000,000 and HK$8,488 (with total equivalent to US$4,001,093) were utilized as of March 31, 2012, and US$12,585,054 and RMB8,381,848 (with total equivalent to US$1,278,754) were utilized as of March 31, 2011.

Banking Facilities of HK$2,391,512 (equivalent to US$308,018) remained unutilized as of March 31, 2012, and HK$2,400,000 (equivalent to US$308,285) and RMB30,159,179 (equivalent to US$4,606,645) remained unutilized as of March 31, 2011.

The weighted average interest rate of the bank loans for the years ended March 31, 2012 and 2011 was 1.02% and 1.36% per annum respectively with an average maturity of 87 and 59 days from March 31, 2012 and 2011.

Share Capital	12 Months Ended
Mar. 31, 2012
Share Capital [Abstract]
SHARE CAPITAL
16.	SHARE CAPITAL

Holders of common stock of Global-Tech have one vote for each stock held on all matters submitted to vote at a shareholders’ meeting of Global-Tech. Subject to the rights of the holders of stock with preferential or other special rights which may be authorized in the future, holders of common stock of Global-Tech are entitled to receive dividends pro rata out of assets legally available therefore and, in the event of the winding up of Global-Tech, to share ratably in all assets remaining after payment of liabilities of Global-Tech. The Board of Directors of Global-Tech may declare interim dividends and recommend a final annual dividend from retained earnings available for cash dividends as determined for statutory purposes at such times and in such amounts as they may determine. Dividends may only be declared and paid out of surplus.

During the fiscal year ended March 31, 2009, the Board of Directors of Global-Tech authorized an amendment to Global-Tech’s Memorandum of Association to effect a 4-for-1 reverse stock split (the “Reverse Stock Split”) of the issued and outstanding common stock of Global-Tech, effective from December 10, 2008 (the “Effective Date”). During the fiscal year ended March 31, 2009, Global-Tech also proportionally reduced the authorized number of shares of its common and preferred stock to 12,500,000 and 250,000, respectively. On the Effective Day, every four shares of common stock of Global-Tech issued and outstanding as of the Effective Date were consolidated into one share of post-reverse split common stock.

Other Income (Expenses), Net	12 Months Ended
Mar. 31, 2012
Other Income (Expenses), Net [Abstract]
OTHER INCOME (EXPENSES), NET
17.	OTHER INCOME (EXPENSES), NET

	2012	2011	2010
	US$	US$	US$
Foreign exchange gains (losses), net	184,706	(549,771)	(144,313)
Loss on disposal of property, plant and equipment	(86,015)	(3,662)	(292,208)
Impairment of property, plant and equipment	(1,230,727)	—	—
Rental income from a related party	—	—	6,393
Rental income from other third parties	—	9,886	—
Management fee received from a related party	—	—	9,313
Management fee received from other third party	—	18,641	—
Reversal (accrual) for potential tax surcharge	46,086	(80,472)	9,946
Reversal of compensation for potential litigation	500,000	—	—
Government grants	439,471	856,372	687,190
Others	69,978	60,056	178,598

	(76,501)	311,050	454,919

Other income (expenses), net from:

	2012	2011	2010
	US$	US$	US$
Continuing operations	1,116,279	370,274	309,716
Discontinued operations	(1,192,780)	(59,224)	145,203

	(76,501)	311,050	454,919

Income Taxes	12 Months Ended
Mar. 31, 2012
Income Taxes [Abstract]
INCOME TAXES
18.	INCOME TAXES

Global-Tech and its subsidiaries are subject to income taxes on an entity basis on the taxable income arising in or derived from the respective tax jurisdictions in which they are domiciled or deemed to operate. Global-Tech and its investment holding subsidiaries incorporated in the British Virgin Islands (“BVI”) are not subject to tax in the BVI in accordance with the BVI tax regulations. The Company conducts substantially all of its businesses and operations through its subsidiaries located in Hong Kong and Mainland China.

The Company’s operating subsidiaries are subject to various statutory tax rates, according to the respective jurisdictions in which they operate. The Company’s subsidiaries in Hong Kong are subject to Hong Kong profits tax at a rate of 16.5% on their assessable income arising in Hong Kong during the fiscal years ended March 31, 2012, 2011 and 2010. The Company’s former subsidiary in Macau was exempted from Macau Complementary Tax.

The Company’s subsidiaries registered in the PRC, including DWS and DGLAD, are subject to PRC corporate income tax on income as reported in their PRC statutory accounts, adjusted in accordance with relevant PRC income tax laws and regulations. DWS and DGLAD are located in a coastal open economic zone in Mainland China and, accordingly, were entitled to a preferential tax rate of 27% (24% reduced tax rate and 3% local income tax rate) for the calendar years ended prior to December 31, 2008. During the 5 th Session of the 10 th National People’s Congress of the PRC, which was concluded on March 16, 2007, a unified enterprise income tax law, or EIT was approved and became effective on January 1, 2008. The New EIT Law introduced a wide range of changes which include the unification of the income tax rate for domestic-invested and foreign-invested enterprises at 25%. DGLAD is entitled to a tax concession period (“Tax Holiday”), whereby it was exempted from corporate income tax for its first two profit-making years and is entitled to a 50% tax reduction for the succeeding three years. DGLAD has qualified as a High and New Technology Enterprise (“HNTE”). Accordingly, after the expiry of its Tax Holiday in December 2011, DGLAD became subject to a preferential tax rate of 15% commencing from January 2012. The EIT of DWS for fiscal year 2012 and 2011 remained 25%.

Income tax expense consists of:

	2012	2011	2010
	US$	US$	US$
Continuing Operations
Income tax expense (benefit):
Current	1,229,229	110,215	482,688
Deferred	(604)	93,907	(93,553)

Income tax expense from continuing operations	1,228,625	204,122	389,135

	2012	2011	2010
	US$	US$	US$
Discontinued Operations
Income tax expense:
Current	25,263	—	—

Income tax expense from discontinued operations	25,263	—	—

Total income tax expense	1,253,888	204,122	389,135

The reconciliation of income tax expense (benefit) computed at the Hong Kong statutory income tax rate to the total income (loss) from continuing operations and discontinued operations before income taxes at the effective income tax rate is as follows:

	2012	2011	2010
	US$	US$	US$
Income tax expenses (benefit) at the Hong Kong statutory income tax rate	440,752	(657,339)	636,152
Foreign rate differential	200,857	(69,068)	138,201
Non-taxable other income	(294,827)	(79,153)	(521,405)
Non-tax deductible expenses	1,124,153	554,562	22,140
Under provision of tax in prior periods	206,387	149,531	149,679
Unrecognized (utilized) tax benefits	569,997	(1,110,579)	(97,381)
Changes in valuation allowance	(993,431)	1,416,168	61,749

Total income tax expense at the Company’s effective income tax rate	1,253,888	204,122	389,135

Hong Kong statutory income tax rate	16.5%	16.5%	16.5%
Effective income tax rate	46.9%	(5.0)%	10.1%

Deferred tax assets and liabilities as of March 31, 2012 and 2011 comprise the following:

	March 31, 2012	March 31, 2011
	US$	US$
Deferred tax assets:
Impairment of property, plant and equipment	2,097,590	1,894,051
Provision for inventories	126,016	314,139
Provision for warranty	191,653	78,307
Operating losses carried forward	4,611,339	3,771,019

Gross deferred tax assets	7,026,598	6,057,516
Less: Valuation allowance for deferred tax assets	(7,026,598)	(6,057,516)

Net deferred tax assets	—	—

Deferred tax liabilities:
Other temporary differences	—	—
Tax over book depreciation of property, plant and equipment	(27,017)	(27,549)

Total deferred tax liabilities	(27,017)	(27,549)

	Fiscal years ended
	March 31, 2012	March 31, 2011	March 31, 2010
	US$	US$	US$
Valuation allowance:
Balance at beginning of fiscal year	6,057,516	4,553,687	4,503,573
Additions	847,763	1,416,168	61,749
Exchange realignment	121,319	87,661	(11,635)

Balance at end of fiscal year	7,026,598	6,057,516	4,553,687

For financial reporting purposes, the Company has established valuation allowances by tax jurisdiction for deferred tax assets, which management believes are more likely than not to be realized in the foreseeable future. As of March 31, 2012 and 2011, the Company had tax losses carried forward of US$20,843,486 and US$23,656,479, respectively, which included tax losses of US$2,196,670 and US$4,562,595 respectively that are available indefinitely for offsetting against future taxable income of the companies in which these losses arose. Tax losses of US$18,646,816 and US$19,093,884 as at March 31, 2012 and 2011, respectively, may be carried back for 2 years or carried forward for 20 years from the year the tax losses arose.

A reconciliation of the movements of unrecognized tax benefits under FASB ASC 740 during the fiscal years ended March 31, 2012 and 2011, exclusive of related interest and penalties, is as follows:

	Fiscal years ended
	March 31, 2012	March 31, 2011
	US$	US$
Balance at beginning of fiscal year	7,437,277	7,301,091
Additions based on tax positions related to the current year	1,946,753	990,115
Reduction for tax positions related to prior year	(415,227)	(970,878)
Exchange realignment	148,640	116,949

Balance at end of fiscal year	9,117,443	7,437,277

As of March 31, 2012 and 2011, the Company’s unrecognized tax benefits under FIN 48 of US$5,701,782 and US$4,983,146, respectively, are presented in the consolidated balance sheets within income tax payable. The remaining balance of US$3,415,661 and US$2,454,131 as of March 31, 2012 and 2011, respectively, are set off against the corresponding tax losses carried forward.

If the unrecognized tax benefits under FIN 48 as of March 31, 2012 were realized in a future period, it would result in a tax benefit of US$5,701,782 (US$4,983,146 as of March 31, 2011) and a reduction of the Company’s effective tax rate.

For all the years presented and in accordance with FIN 48, the Company classified interest and potential penalties relating to any underpayment of income taxes and uncertain tax positions, if and when required, as interest expense and other expenses, respectively. For the fiscal years ended March 31, 2012 and 2011, the Company accrued and reversed interest and potential penalties of US$121,032 and US$227,702, respectively, relating to certain uncertain tax positions in its consolidated statement of operations. As of March 31, 2012 and 2011, the Company had accrued interest and potential penalties relating to uncertain tax positions amounting to US$1,667,602 and US$1,537,510, respectively.

One of the Company’s wholly-owned subsidiaries is currently under examination by the Hong Kong tax authority. The tax period open for examination by the tax authority includes the fiscal years ended March 31, 2003 through 2011. While it is difficult to predict the timing and settlement of the final outcome of the examination, the Company does not anticipate a significant change in its unrecognized tax benefits within the next 12 months; however, actual developments could differ from those currently expected.

The PRC tax authorities could determine that any inter-company payable account in accordance with PRC GAAP could be deemed income if such inter-company payables can not to be settled and therefore would be subject to taxation. In accordance with FIN 48, we evaluated our position and determined that such inter-company payables will be settled, particularly since prior year tax assessments have been confirmed by the PRC tax authorities and such inter-company payables were not deemed as income.

Except as noted above, based on existing tax regulations in the Company’s various operating jurisdictions, tax years 2010-2012 remain open to possible tax examination by relevant tax authorities.

The Company has not provided for possible income taxes on the undistributed earnings of foreign subsidiaries that are considered to be reinvested indefinitely.

Discontinued Operations	12 Months Ended
Mar. 31, 2012
Discontinued Operations [Abstract]
DISCONTINUED OPERATIONS
19.	DISCONTINUED OPERATIONS

In recent years, profit margins in the home appliance business have been rapidly decreasing, due at least in part, to the rising cost of raw materials and labor in the PRC together with the unwillingness or inability on the part of customers to offset these costs through price increases or reimbursements. Customer pricing demands no longer reflected actual production costs and as a result, margins in recent years had been approaching unacceptable levels, with the Company’s home appliances segment suffering significant operating losses in fiscal 2011.

In response to the foregoing, on June 3, 2011, our Board of Directors approved plans to exit the home appliances business in fiscal 2012. The Company ceased production of its floor care products on January 15, 2012, at which time Electrolux, our sole remaining customer in the home appliances segment, successfully transitioned production to alternate vendors.

In accordance with guidance contained in FASB ASC 205-20 “Discontinued Operations”, the results of operations for the Home Appliances operations have been excluded from continuing operations and reported as discontinued operations for the current and prior periods. Previously reported financial statements have been reclassified to conform with the current year presentation.

	2012	2011	2010
	US$	US$	US$
Net Sales	53,885,407	43,485,638	53,889,863
Cost of goods sold	(44,386,508)	(40,658,730)	(45,166,793)

Gross profit	9,498,899	2,826,908	8,723,070
Selling, general and administrative expenses	(6,904,111)	(4,511,573)	(5,743,580)
Other operating loss	—	(31,990)	—

Operating profit (loss)	2,594,788	(1,716,655)	2,979,490
Interest expense, net	(2,403)	—	(4)
Other income (expense), net	(1,192,780)	(59,224)	145,203
Income tax expenses	(25,263)	—	—

Income (Loss) from discontinued operations	1,374,342	(1,775,879)	3,124,689

An impairment loss of US$1,230,727 was recognized in the statements of discontinued operations in fiscal 2012 for machinery and equipment that was used in the operations of the home appliances segment.

Basic and Diluted Earnings (Loss) Per Share	12 Months Ended
Mar. 31, 2012
Basic and Diluted Earnings (Loss) Per Share [Abstract]
BASIC AND DILUTED EARNINGS (LOSS) PER SHARE
20.	BASIC AND DILUTED EARNINGS (LOSS) PER SHARE

Basic and diluted earnings (loss) per share of common stock of the Company for the fiscal years ended March 31, 2012, 2011 and 2010 is computed in accordance with FASB ASC 260 “Earnings Per Share” by dividing the net earnings (loss) for each fiscal year attributable to common stockholders by the weighted average number of shares of common stock outstanding during that fiscal year.

The following table sets forth the computation of basic and diluted earnings (loss) per share:

	2012	2011	2010
	US$	US$	US$
Numerator for basic and diluted earnings (loss) per share:
Income (Loss) from continuing operations	42,994	(2,412,120)	341,642
Income (Loss) from continuing operations attributable to non-controlling interests	(6,659)	175,028	—

Income (Loss) from continuing operations attributable to shareholders of Global-Tech Advanced Innovations Inc.	36,335	(2,237,092)	341,642
Income (Loss) from discontinued operations	1,374,342	(1,775,879)	3,124,689

Profit (Loss) attributable to common stockholders	1,410,677	(4,012,971)	3,466,331

	Number	Number	Number
Denominator for basic and diluted earnings (loss) per share:
Weighted average number of shares of common stock	3,039,727	3,039,454	3,037,969

	US$	US$	US$
Basic and diluted earnings (loss) per share:
Earnings (Loss) from continuing operations	0.01	(0.74)	0.11
Earnings (Loss) from discontinued operations	0.45	(0.58)	1.03

Earnings (Loss) attributable to common stockholder	0.46	(1.32)	1.14

287,452, 365,369 and 337,618 stock options of Global-Tech were excluded from the computation of diluted earnings (loss) per share for the fiscal year ended March 31, 2012, 2011 and 2010, because their inclusion would have been anti-dilutive.

Commitments	12 Months Ended
Mar. 31, 2012
Commitments and Contingencies [Abstract]
COMMITMENTS
21.	COMMITMENTS

(a)	Capital commitments

As of March 31, 2012 and 2011, the Company had capital commitments contracted but not provided for of US$169,682 and US$86,782, respectively, for the purchase of property, plant and equipment.

(b)	Operating lease commitments

In addition to the land use rights described in note 12 to the financial statements, the Company has entered into various operating lease arrangements for parking lots, motor vehicles, equipment, land and office premises. The Company recorded rental expenses, excluding the land use rights payments described in note 12 to the financial statements, for the fiscal years ended March 31, 2012, 2011 and 2010 of US$352,206, US$445,327 and US$440,132, respectively, and recorded lease rental income of nil, US$9,886 and US$6,393 for the fiscal years ended March 31, 2012, 2011 and 2010, respectively. Future minimum lease payments under non-cancelable operating leases as of March 31, 2012 and 2011 were as follows:

	March 31, 2012	March 31, 2011
	US$	US$
Payable:
Within one year	511,654	629,677
Over one year but not exceeding two years	521,448	491,936
Over two years but not exceeding three years	369,319	501,352
Over three years but not exceeding four years	347,410	355,086
Over four years but not exceeding five years	347,410	334,022
Over five years	9,136,892	9,135,325

	11,234,133	11,447,398

Apart from the above, subsequent to March 31, 2012, the subsidiaries of the Company renewed the tenancy agreements with the related companies and extended the leasing term for one year to March 31, 2013, with future lease payments due of US$170,204.

Contingencies	12 Months Ended
Mar. 31, 2012
Commitments and Contingencies [Abstract]
CONTINGENCIES
22.	CONTINGENCIES

(a)	Global-Tech and Pentalpha Medical Limited (formerly known as Pentalpha Enterprises Limited (“Pentalpha Enterprises”)), a subsidiary of Global-Tech, were involved in certain breach of contract litigation with Sunbeam Corporation and Sunbeam Products, Inc. (collectively “Sunbeam”), with both parties claiming and counter-claiming. The trial on the claims of Sunbeam for indemnity and the claim of Pentalpha Enterprises for breach of contract began on January 12, 2004. On January 16, 2004, the jury (the “Jury”) returned a verdict in favor of (i) Sunbeam on its claim for indemnity and awarded Sunbeam approximately US$2.5 million against Pentalpha Enterprises; and (ii) Pentalpha Enterprises on its claim for breach of contract and awarded Pentalpha Enterprises US$6.6 million. The United States District Court for the Southern District of Florida (the “District Court”) granted a final judgment on February 11, 2004 to add pre-judgment interest to the Jury’s award, and awarded Sunbeam approximately US$3.4 million and Pentalpha Enterprises US$6.6 million.

After the appeal, by an amended judgment dated December 12, 2005, the District Court awarded Pentalpha Enterprises pre-judgment interest from June 30, 2001 to February 11, 2004, bringing the judgment entered in favor of Pentalpha Enterprises as of February 11, 2004 to approximately US$8 million, and leaving unchanged the judgment entered against Pentalpha Enterprises in favor of Sunbeam.

After the appeal, the District Court, on its own initiative, entered a second amended judgment on April 16, 2007 and on June 4, 2007 entered a third amended judgment that awarded Pentalpha Enterprises pre-judgment interest from June 30, 2001 until the entry of the second amended judgment on December 12, 2005, at the interest rates required by Florida law and awarded Sunbeam’s pre-judgment interest until December 12, 2005. The post-judgment interest for both parties is calculated at 4.35% per annum from the date the amended judgment was entered on December 12, 2005 until paid. On June 16, 2007, Pentalpha Enterprises filed a notice of appeal to the United States Court of Appeals (“Court of Appeals”) to challenge the portion of the judgment in favor of Sunbeam that extends the pre-judgment interest until December 12, 2005.

Sunbeam posted a bond in the amount of approximately US$5.2 million, which was attached pursuant to the September 7, 2005 order of the United States District Court for the Southern District of New York (the “Court Order”) in the action SEB S.A., (“SEB”) v. Montgomery Ward, Pentalpha Enterprises and Global-Tech, pending in the district court, as further detailed in note 21(b) below. On July 13, 2007, Sunbeam wire transferred an amount of approximately US$5.5 million to an escrow account of SEB’s attorney. SEB’s attorney is holding that money in trust in an escrow account pursuant to the Court Order for Pentalpha Enterprises. Sunbeam’s payment of the funds into escrow eliminated its obligation to pay post-judgment interest on the amount that it paid into escrow.

On December 10, 2008, the Court of Appeals reversed the judgment of the District Court and remanded to the District Court the elimination of the award of pre-judgment interest to Sunbeam after February 11, 2004. On or about February 5, 2009, Sunbeam and Pentalpha Enterprises reached an agreement with respect to the satisfaction of the Fourth Amended Final Judgment entered on January 28, 2009. On February 10, 2009, accordingly, Sunbeam wire transferred approximately US$279,000 to the escrow account of SEB’s attorney provided a satisfaction of judgment to Sunbeam. The matter has now concluded.

Accordingly, the Pentalpha Enterprises recognized a gain of approximately US$8.0 million from its claim against Sunbeam for breach of contract and a loss of approximately US$3.4 million on the claims of Sunbeam for indemnity in its consolidated statement of operations for the fiscal year 2006. Pentalpha Enterprises recognized pre-judgment interest and gains of US$279,000 in its consolidated statement of operations for the fiscal year 2009.

(b)	SEB commenced an action in 1999 in the United States District Court for the Southern District of New York for patent infringement against Global-Tech, Pentalpha Enterprises and Montgomery Ward, a then customer of Pentalpha Enterprises. The Court ordered Pentalpha Enterprises, among other things, to give notice to SEB of any attempt to collect the judgment against Sunbeam. The district court attached the entire judgment by order dated September 7, 2005. The district court conducted a trial beginning on April 17, 2006. On April 21, 2006, the jury returned a verdict finding that Pentalpha Enterprises had infringed the SEB patent, that the infringement was willful and that SEB was entitled to a reasonable royalty in a total amount of US$4.65 million.

Both sides have made post-trial motions. Global-Tech and Pentalpha Enterprises have moved for judgment as a matter of law on a wide range of issues, and for a new trial. SEB has moved to enhance damages with the addition of treble damages, pre-judgment interest and attorneys’ fees. The motions have been fully briefed. The district court heard oral arguments on April 11, 2007 and June 21, 2007. The district court also heard testimony from a SEB witness on July 19, 2007 with respect to Pentalpha Enterprises’ motion for judgment as a matter of certain issues based upon SEB’s failure to produce certain documents during the discovery.

In a memorandum decision and order dated October 9, 2007, the district court denied all of Pentalpha Enterprises’ post-trial motions, except that the court reduced the amount of the jury verdict by US$2 million based upon SEB’s receipt of that amount from Sunbeam. The district court also granted SEB’s motion for enhanced damages of US$2.65 million, awarded SEB its attorneys’ fees of approximately US$0.9 million, and pre-judgment interest at the prime interest rate. SEB has submitted a claim for approximately US$1.8 million in pre-judgment interest and a supplemental claim for approximately US$0.25 million in attorneys’ fees and expenses. Pentalpha Enterprises disputed the claim for attorneys’ fees on the grounds that they resulted from the misconduct of SEB in concealing documents, but not the calculation of pre-judgment interest.

By motion filed on November 24, 2007, Pentalpha Enterprises moved for reconsideration of the award of enhanced damages and attorneys’ fees, including any supplemental attorneys’ fees, in the district court’s October 9, 2007 opinion based upon a decision of the Court of Appeals in a different case, on August 20, 2007 that imposed additional requirements for a finding of willfulness that the jury did not consider in this case.

On October 2, 2008, the district court granted the motion of Pentalpha Enterprises to vacate the award of enhanced damages and entered into an amended judgment in favor of SEB for enhanced damages of US$2.65 million and corresponding pre-judgment interests of approximately US$2.23 million. Pentalpha Enterprises filed a notice of appeal on October 30, 2008. SEB cross-appealed from the denial of an award of enhanced damages. Oral argument is set for October 6, 2009. The outcome of the appeal cannot be determined with certainty.

Pentalpha Enterprises thereafter sought to amend the order of attachment to release amounts beyond those necessary to provide security pending appeal. By an order dated November 25, 2008, the district court granted that motion and released all amounts in excess of US$5.1 million. SEB moved in the Court of Appeals to stay that order of the district court. The Court of Appeals denied SEB’s motion by an order dated March 4, 2009.

On January 18, 2008, Pentalpha Enterprises filed a request with the United States Patent and Trademark Office (“PTO”) to re-examine the SEB patent that is the subject of this action. On July 3, 2009, the PTO issued an office action rejecting all claims of the SEB patent on the grounds that they were obvious. SEB has 60 days from that office action to respond to it. On July 16, 2009, Pentalpha Enterprises filed a motion in the Court of Appeals to stay the appeal pending the re-examination. The Court of Appeals denied the motion for a stay.

Based on the understanding of the Company, on August 12, 2009, the PTO conducted an interview of SEB and on August 14, 2009, the PTO issued a report of the meeting stating that an agreement had been reached that the PTO would provide favorable treatment to the claims of the patent provided that SEB filed a satisfactory memorandum with the PTO. SEB filed that response on September 2, 2009.

After receiving SEB’s response, Pentalpha Enterprises perceived an inconsistency between the arguments that SEB had made concerning the scope of its Patent in this action, to ensure Pentalpha Enterprises’ accused products and in the Patent office to sustain the validity of its Patent. Pentalpha Enterprises therefore moved the district court for an order pursuant to Rule 60(b) of the Federal Rules of Civil Procedure for an order vacating the judgment against Pentalpha Enterprises on that ground. SEB opposed the motion.

The PTO on December 16, 2009 issued an official action stating that the claims of the SEB Patent Pentalpha Enterprises in fact patentable.

The Court of Appeals heard oral argument on the appeal on October 6, 2009 and rendered a decision on February 5, 2010 affirming the judgment of the district court. Pentalpha Enterprises petitioned for reargument en banc, which the Federal Circuit denied on March 25, 2010. Pentalpha Enterprises filed a petition for certiorari in the Supreme Court of the United States on July 23, 2010.

After the Mandate of the Court of Appeals, SEB requested the district court modify the order of attachment to allow SEB to satisfy the outstanding judgment from the escrow funds that its counsel is holding from the order of attachment. As of April 30, 2010, the escrow fund held approximately US$5.1 million .

The district court heard oral argument on May 19, 2010 on Pentalpha Enterprise’s Rule 60(b) motion and on SEB’s application to modify the order of attachment to allow disbursement of the funds in the escrow account to satisfy its judgment.

On August 4, 2010, the district court issued an order authorizing the attorneys for SEB to use the funds in the escrow account to satisfy the judgement, including pre-judgement interest, and pay certain expenses associated with it. If a balance remained, SEB’s attorneys were ordered to pay the balance to Pentalpha after withholding income tax. In the event a deficit remained, Pentalpha was required to pay the remaining amount of the judgement.

The Supreme Court granted the writ of certiorari on October 12, 2010. After the appeal was fully briefed, the Supreme Court heard oral argument on February 23, 2011. On May 31, 2011, the court affirmed the judgment of Federal Circuit by an 8-1 vote, effectively ending the case.

(c)	On October 11, 2004, Best Hero Limited (“Best Hero”) issued a writ in the Court of First Instance of the High Court of Hong Kong (the “High Court”) against a subsidiary of the Company for a claim of US$4,250,400. The claim related to two purchase orders issued by the subsidiary on May 31, 2004 and June 1, 2004, respectively, to Best Hero for the purchase of LCD television panels for a total purchase price of US$4,620,000. However, the LCD television panels which were paid for in the initial shipment were determined to be unacceptable to the subsidiary. Accordingly, further delivery of the remaining orders was refused. Best Hero alleged that the subsidiary had repudiated the contract, and therefore Best Hero instituted legal proceedings to claim for damages. A defence and counter-claim was filed by the subsidiary in the High Court on December 28, 2004. Best Hero filed a Reply and Defence to Counterclaim on January 11, 2005. No further activity occurred in this case through March 31, 2012.

In accordance with FASB ASC 450 “Contingencies”, the Company believes that with such a lengthy interval between the claim being filed and there being no activity between the two parties, the probability that the Company will incur a loss is remote. Accordingly, the provision for this contingent liability of US$0.9 million was reversed during the year ended March 31, 2011.

(d)	As of March 31, 2012, the Company has accrued as a current liability US$5,701,782 for unrecognized tax benefits and US$1,667,602 of related interest and penalties. The unrecognized tax benefits relate mainly to potential transfer pricing arrangements reflected in the Hong Kong and PRC income tax returns of certain subsidiaries of the Company. The final outcome of these tax uncertainties is dependent upon various matters including tax examinations, legal proceedings, certain authority proceedings, changes in regulatory tax laws and interpretations of those tax laws, or expiration of statues of limitation. However, based on the number of jurisdictions, the uncertainties associated with litigation, and the status of examinations, including the protocols of finalizing audits by the relevant tax authorities, which could include formal legal proceedings, there is a high degree of uncertainty regarding the future cash outflows associated with these tax uncertainties.

Other Accrued Liabilities	12 Months Ended
Mar. 31, 2012
Other Accrued Liabilities [Abstract]
OTHER ACCRUED LIABILITIES
23.	OTHER ACCRUED LIABILITIES

	March 31, 2012	March 31, 2011
	US$	US$
Accrued expenses	2,587,698	2,829,692
Other tax payable	2,189,302	2,119,312
Land use right payable – operating lease	793,301	782,129
Other payable	1,067,550	1,844,929

	6,637,851	7,576,062

Employee Benefits	12 Months Ended
Mar. 31, 2012
Employee Benefits [Abstract]
EMPLOYEE BENEFITS
24.	EMPLOYEE BENEFITS

The Company operates a Mandatory Provident Fund (“MPF”) scheme and an Occupational Retirement Schemes Ordinance (“ORSO”) scheme for all its qualified employees in Hong Kong. Both the MPF and the ORSO schemes are defined contribution programs and are administered by independent fund companies.

MPF is available to all employees aged 18 to 64 and with at least 60 days of service as an employee of the Company in Hong Kong. Under the MPF scheme, both the Company and each of the qualified employee contribute the lower of 5% of the employees’ basic salary and HK$1,000 (approximately US$129), subject to a cap of a monthly basic salary of HK$20,000 (approximately US$2,576). Qualified employees are entitled to 100% of the Company’s contributions together with accrued returns irrespective of their length of service with the Company, but the benefits are required by law to be preserved until the retirement age of 65.

Certain full-time employees in Hong Kong who joined the Company before December 2000 are eligible to participate in the ORSO scheme immediately following the date on which they have completed their probationary period. Under the ORSO scheme, both the Company and each of the eligible employee contribute 5% of the employees’ basic salary.

The costs of these schemes recognized during the fiscal years ended March 31, 2012, 2011 and 2010 were US$61,107, US$72,878 and US$76,321, respectively.

According to the relevant laws and regulations in the PRC, the Company is required to contribute 16.8% of the stipulated employee salary set by the local government of Dongguan to certain retirement benefit schemes to fund the benefits for its employees. No forfeited contributions may be used by the employer to reduce the existing level of contributions. The Company also provides housing, medical care and subsidized meals to all existing factory employees. The aggregate amounts incurred by and provided for the Company for all such benefits were US$2,547,639 and US$986,738 during the fiscal years ended March 31, 2011 and 2010, respectively. However, as a result of the payment of severance in accordance with government rules upon the exit from the Home Appliances segment, the Company recognized a net benefit of US$449,557 during the fiscal year ended March 31, 2012 due to a reversal of social insurance provisions for previous years.

Segment Information	12 Months Ended
Mar. 31, 2012
Segment Information [Abstract]
SEGMENT INFORMATION
25.	SEGMENT INFORMATION

The Company operates in four segments: Home Appliances, Electronic Components, Electronic Manufacturing Services (“EMS”) and Others. These segments are operated and managed as separate strategic business units that offer different products/services. The Company’s “Home Appliances” segment historically had been the core business of the Company and primarily involved in the manufacturing of electrical household appliances for branded marketers in North America and Europe. The Company’s “Electronic Components” segment produces complementary metal oxide semiconductor (“CMOS”) camera modules (“CCM’s”) primarily for sale to cellular phone and tablet manufacturers in Mainland China. The Company’s “Electronic Manufacturing Services” consists of surface mount technology (“SMT”) processing of printed circuit boards and assembly services for cellular phone marketers in Mainland China. The Company’s “Others” segment comprises a number of immaterial product lines and development programs that have not materialized to date into full product businesses. None of these units has ever individually met the quantitative thresholds for determining reportable segments. The chief operating decision maker evaluates the results of each segment in assessing performance and allocating resources among the segments.

There were no material intersegment sales or transfers during the fiscal years ended March 31, 2012, 2011 and 2010.

As stated in note 19 – “Discontinued Operations” of Notes to Consolidated Financial Statements, the Home Appliances segment was discontinued effective for January 2012. The results of operations of the Home Appliances segment has been classified as “Income (Loss) from discontinued operations” on the face of the consolidated statement of operations.

(a)	The following table provides operating financial information for the four reportable segments:

	Home Appliances#	Electronic Components	EMS	Others	Corporate	Combined
	US$	US$	US$	US$	US$	US$
As of or for the fiscal year ended March 31, 2012
Revenues from external customers	53,885,407	54,431,519	14,439,926	781,260	—	123,538,112

Capital expenditure	240,763	226,277	273,926	73,281	—	814,247
Interest income	—	—	—	—	377,074	377,074
Interest expense	(2,403)	(104,517)	—	321	(177,401)	(284,000)
Depreciation and amortization	1,522,962	594,746	1,268,736	76,809	98,577	3,561,830
Segment profit (loss)	1,374,342 *	2,885,762	221,655	(640,020)	(2,431,062)	1,410,677
Total assets	313,033	34,554,319	11,614,176	739,106	61,819,375	109,040,009

As of or for the fiscal year ended March 31, 2011
Revenues from external customers	43,485,638	42,621,597	14,742,075	105,194	—	100,954,504

Capital expenditure	217,028	807,077	3,598,918	40,345	—	4,663,368
Interest income	—	—	—	—	498,837	498,837
Interest expense	—	(268,219)	(2,604)	—	308,173	37,350
Depreciation and amortization	1,599,996	557,353	971,836	62,690	140,261	3,332,136
Segment profit (loss)	(1,775,879)	1,400,572	(695,296)	(960,777)	(1,981,591)	(4,012,971)
Total assets	22,234,345	23,809,159	15,066,413	703,412	58,122,805	119,936,134

As of or for the fiscal year ended March 31, 2010
Revenues from external customers	53,889,863	38,886,903	8,990,369	162,353	—	101,929,488

Capital expenditure	778,952	29,461	1,144,038	166,369	—	2,118,820
Interest income	—	—	—	—	282,746	282,746
Interest expense	(4)	(65,356)	(4,305)	—	63,697	(5,968)
Depreciation and amortization	2,224,742	534,343	647,932	164,697	207,188	3,778,902
Segment profit (loss)	3,124,689	2,857,538	1,901,374	(980,131)	(3,437,139)	3,466,331
Total assets	15,140,905	19,806,612	9,754,921	423,530	65,960,858	111,086,826

#	As discussed in note 19, the Home Appliances segment was discontinued on January 15, 2012. The results of the operations has been classified as discontinued operations on the face of the statement of operations.
*	An impairment loss of US$1,230,727 was recognized in the statement of operations for machinery that was used in the operation of the Home Appliances segment.

(b)	Net sales including net sales of discontinued operations by geographic area based on the location of customers are as follows:

	2012	2011	2010
	US$	US$	US$
Australia	501,665	562,066	555,138
Europe	4,469,428	3,213,506	3,326,495
North America	47,969,847	38,808,728	49,212,523
Asia	70,596,126	58,360,791	48,422,656
Other regions	1,046	9,413	412,676

	123,538,112	100,954,504	101,929,488

(c)	Net sales including net sales of discontinued operations by product/service type

	2012	2011	2010
	US$	US$	US$
Floor care products	51,056,019	40,013,087	51,922,848
Kitchen appliances	755,607	1,081,498	558,674
CCM’s	53,094,225	41,592,838	38,910,047
Cellular phone assembly services	14,439,927	14,648,779	8,990,369
Others	4,192,334	3,618,302	1,547,550

	123,538,112	100,954,504	101,929,488

(d)	Long-lived assets*

	March 31, 2012	March 31, 2011
	US$	US$
Hong Kong	210,800	308,736
Mainland China	24,806,115	27,765,159

	25,016,915	28,073,895

*	Long-lived assets represent land use rights and property, plant and equipment.

(e)	Impairment of property, plant and equipment

The impairment losses of property, plant and equipment for the fiscal years ended March 31, 2012, 2011 and 2010, amounted to US$1,230,727, nil and US$4,786, respectively. The impairment loss for the fiscal years ended March 31, 2012 was included in “Income (loss) from discontinued operations”.

(f)	Major customers

Customers accounting for 10% or more of the Company’s combined net sales are as follows:

	2012	2011	2010
	US$	US$	US$
From continuing operations:
Shenzhen ZTE Mobile Tech. Co., Ltd. (“ZTE”)	24,227,414	8,797,843	4,774,353
Shenzhen Tinno Mobile Technology Co. Ltd. (“Tinno”)	13,018,044	13,677,827	7,455,144
Lenovo Mobile Communication Technology Ltd. (“Lenovo”)	11,698,569	12,712,077	10,595,989
From discontinued operations:
Electrolux S.A. and subsidiaries (“Electrolux”)	52,339,623	42,006,085	52,870,164

During the fiscal years ended March 31, 2012, 2011 and 2010, 19.61%, 8.71% and 4.68%, respectively of the Company’s combined net sales including discontinued operations were made to ZTE, which is an unrelated customer. As of March 31, 2012, 2011 and 2010, 58.85%, 17.74% and 11.54%, respectively of the Company’s total accounts and bills receivable were from ZTE. ZTE is a customer of the Company’s electronic components segment.

During the fiscal years ended March 31, 2012, 2011 and 2010, 9.5%, 12.6% and 10.4%, respectively of the Company’s combined net sales including discontinued operations were made to Lenovo, which is an unrelated customer. As of March 31, 2012, 2011 and 2010, 19.4%, 19.2% and 26.4%, respectively of the Company’s total accounts and bills receivable were from Lenovo. Lenovo is a customer of the Company’s electronic components segment.

During the fiscal years ended March 31, 2012, 2011 and 2010, 10.5%, 13.61% and 7.3%, respectively of the Company’s combined net sales including discontinued operations were made to Tinno, which is an unrelated customer. As of March 31, 2012, 2011 and 2010, 3.4%, 9.6% and 10.0%, respectively of the Company’s total accounts and bills receivable were from Tinno. Tinno is a customer of the Company’s electronic components and EMS segments.

During the fiscal years ended March 31, 2012, 2011 and 2010, 42.4%, 41.6% and 51.9%, respectively, of the Company’s combined net sales including discontinued operations were made to Electrolux, which is an unrelated customer. As of March 31, 2012, 2011 and 2010, nil, 35.7% and 22.8%, respectively, of the Company’s total accounts and bills receivable were from Electrolux. Electrolux was the major customer of the Company’s home appliances segment.

The Company was a contract manufacturer of floor care products that are marketed by Electrolux under its respective brand names.

Concentration of Risks	12 Months Ended
Mar. 31, 2012
Concentration of Risks [Abstract]
CONCENTRATION OF RISKS
26.	CONCENTRATION OF RISKS

Concentration of credit risk

Financial instruments that potentially subject the Company to significant concentrations of credit risk primarily consist of cash and cash equivalents, time deposits, restricted cash, available-for-sale investments, financial assets included in deposits and other assets and accounts and bills receivable.

Substantially all of the Company’s cash and cash equivalents, time deposits, restricted cash, interest receivable, and available-for-sale investments were financial assets that management believes are of high credit quality.

The Company’s concentration on a limited number of customers will continue to represent a substantial portion of our sales for the foreseeable future. The loss of any major customers or a decrease or delay in order, or anticipated spending by such customers could materially reduce our revenues and profitability. Our largest customers could also engage in business combinations, which could increase their size, reduce their demand for our products as they recognize synergies or rationalize assets and increase or decrease the portion of their sales to any single customer.

The Company conducts credit evaluations of its customers but does not require collateral or other security from its customers. The Company makes allowance for doubtful accounts primarily based on the age of receivables and factors surrounding the customers’ credit risk.

Current vulnerability due to certain concentrations

The Company’s operations are mainly conducted in Hong Kong and Mainland China with a majority of its sales from continuing operations to Asia. As a result, the Company’s businesses, financial condition, results of operations and cash flows may be influenced by the political, economic and legal environments in Hong Kong and Mainland China, and by the general state of the Hong Kong and Mainland China economies.

The Company’s operations may be adversely affected by significant political, economic and social uncertainties in Mainland China. Although the PRC government has been pursuing economic reform policies for more than 20 years, no assurance can be given that the PRC government will continue to pursue such policies or that such policies may not be significantly altered, especially in the event of a change in leadership, social or political disruption or unforeseen circumstances affecting its political, economic and social conditions. There is also no guarantee that the PRC government’s pursuit of economic reforms will be consistent or effective.

A significant portion of the Company’s businesses are transacted in RMB, which is not freely convertible into foreign currencies. On January 1, 1994, the PRC government abolished the dual rate system and introduced a single rate of exchange as quoted daily by the People’s Bank of China. However, the unification of the exchange rates does not imply the convertibility of RMB into United States dollars or other foreign currencies. All foreign exchange transactions continue to take place either through the People’s Bank of China or other banks authorized to buy and sell foreign currencies at the exchange rates quoted by the People’s Bank of China. Approval of foreign currency payments by the People’s Bank of China or other institutions generally requires submitting a payment application form together with suppliers’ invoices, shipping documents, signed contracts and/or other documents, as appropriate.

A significant portion of the Company’s sales were made to the U.S. and the Company is responsible for ensuring that its products are safe and satisfy all of the requirements of the consumer products safety commission (“CPSC”) in the U.S. This may also apply to OEM products manufactured by the Group to customer specifications. In the event of a recall required by the CPSC, the customers may require the Group to provide replacement conforming units at our cost, which could have a material adverse effect on its business, quality reputation and results of operations.

Financial Instruments	12 Months Ended
Mar. 31, 2012
Financial Instruments [Abstract]
FINANCIAL INSTRUMENTS
27.	FINANCIAL INSTRUMENTS

The Company’s financial instruments that are subject to credit risks are limited to its cash and cash equivalents, time deposits, restricted cash, available-for-sale investments, accounts and bills receivable, financial assets included in deposits and other assets, amounts due from a jointly-controlled entity and a related party.

The Company’s financial assets and liabilities are recognized initially at cost which is the fair value of the consideration given (in the case of assets) or received (in the case of liabilities). Transaction costs are included in the initial measurement of all financial assets and liabilities. Subsequent to initial recognition, assets and liabilities are either valued at cost, amortized cost using the effective interest rate method or fair value, depending on classification.

The following table sets forth the carrying values and estimated fair values of the Company’s financial assets and liabilities recognized as of March 31, 2012 and 2011. There were no material unrecognized financial assets and liabilities as of March 31, 2012 and 2011.

	Carrying value		Fair value
	2012	2011	2012	2011
	US$	US$	US$	US$
Current financial assets:
Cash and cash equivalents	39,792,733	19,205,184	39,792,733	19,205,184
Time deposits	—	1,534,204	—	1,534,204
Restricted cash	4,546,062	19,460,845	4,546,062	19,460,845
Available-for-sale investments	2,006,066	6,692	2,006,066	6,692
Accounts and bills receivable, net	30,273,062	35,632,294	30,273,062	35,632,294
Financial assets included in deposits and other assets	401,815	749,639	401,815	749,639
Amount due from a related party	11,798	28,737	11,798	28,737
Amount due from a jointly-controlled entity	—	13,694	—	13,694

	77,031,536	76,631,289	77,031,536	76,631,289
Non-current financial assets:
Available-for-sale investments	1,033,800	3,009,200	1,033,800	3,009,200

Total financial assets	78,065,336	79,640,489	78,065,336	79,640,489

	Carrying value		Fair value
	2012	2011	2012	2011
	US$	US$	US$	US$
Current financial liabilities:
Short term loans	4,000,000	12,585,054	4,000,000	12,585,054
Accounts payable and bills payable	8,163,510	11,631,692	8,163,510	11,631,692
Accrued salaries, allowances and other employee benefits	3,102,335	5,607,570	3,102,335	5,607,570
Other accrued liabilities	6,637,851	7,576,062	6,637,851	7,576,062

Total financial liabilities	21,903,696	37,400,378	21,903,696	37,400,378

The carrying amounts of the Company’s cash and cash equivalents, restricted cash, time deposits, accounts and bills receivable, financial assets included in deposits and other assets, amounts due from a jointly-controlled entity and a related party, accounts payable, discounted bills, accrued salaries, allowances and other employee benefits and other accrual liabilities approximate to their fair values because of their short maturities. The available-for-sale investments are stated at quoted market price.

The Company’s cash and cash equivalents, restricted cash, and time deposits are placed primarily with banking institutions with high credit ratings. The Company performs periodic credit standing evaluation of those banking institutions to limit the Company’s exposure to any significant credit risks.

The Company’s accounts and bills receivable largely represent amounts due from the Company’s principal customers. Receivable balances are monitored on an ongoing basis and the Company’s exposure to bad debts is not significant. The Company does not require collateral or other credit enhancement for any of its financial assets.

If the counterparties to the above financial assets fail to perform completely under the terms of their contract/arrangement, the maximum loss, based on the gross fair value of the financial instruments, due to this credit risk would be US$78,065,336 and US$79,640,489 as at March 31, 2012 and 2011, respectively.

Fair Value Measurements	12 Months Ended
Mar. 31, 2012
Fair Value Measurements [Abstract]
FAIR VALUE MEASUREMENTS
28.	FAIR VALUE MEASUREMENTS

FASB ASC820 “Fair Value Measurement and Disclosures”, the Company adopted in fiscal 2009, clarify that fair value is an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or a liability, such as inherent risk, transfer restrictions and risk of non-performance. As a basis for considering such assumptions, it establishes a three-tier value hierarchy, which prioritizes the inputs used in the valuation methodologies in measuring fair value:

Level 1 – Observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2 – Include other inputs that are directly or indirectly observable in the marketplace.

Level 3 – Unobservable inputs which are supported by little or no market activity.

FASB ASC 820 “Fair Value Measurements and Disclosures”, describes three main approaches to measuring the fair value of assets and liabilities: (1) market approach; (2) income approach and (3) cost approach. The market approach uses prices and other relevant information generated from market transactions involving identical or comparable assets or liabilities. The income approach uses valuation techniques to convert future amounts to a single present value amount. The measurement is based on the value indicated by current market expectations about those future amounts. The cost approach is based on the amount that would currently be required to replace an asset. The fair value hierarchy also requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

The Company’s financial assets carried at fair value on a recurring basis are detailed in the table below. The fair values of such financial assets are measured in accordance with FASB ASC 820 inputs, including quoted market price.

Assets measured at fair value on a recurring basis as of March 31, 2012 and 2011 are summarized below:

	Fair Value Measurements
	March 31, 2012	March 31, 2011
	Quoted prices in active markets for identical assets
	US$	US$
Assets
Level 1:
Available-for-sale investments:
Listed equity securities	6,066	6,692
Level 2:
Available-for-sale investments:
Other investments	3,033,800	3,009,200

Total financial assets measured at fair value	3,039,866	3,015,892

Stock Compensation	12 Months Ended
Mar. 31, 2012
Stock Compensation [Abstract]
STOCK COMPENSATION
29.	STOCK COMPENSATION

(a)	Amended and Restated 1997 Stock Option Plan of Global-Tech

In September 1997, the Board of Directors of Global-Tech adopted Global-Tech’s 1997 Stock Option Plan (as amended, the “1997 Plan”). The 1997 Plan provides for the grant of (i) options that are intended to qualify as incentive stock options (“Incentive Stock Options”) within the meaning of Section 422 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”) to employees and (ii) options not intended to qualify as Incentive Stock Options to employees and consultants. The total number of shares of common stock of Global-Tech for which options may be granted under the 1997 Plan is 400,000 shares. The 1997 plan expired on September 17, 2008 and no further grants can be made from this plan after that date.

The 1997 Plan is administered by the Board of Directors, or a committee of directors appointed by the Board, who determines the terms of options, including the exercise price, the number of stock subject to the options and the terms and conditions of exercise. No option granted under the 1997 Plan is transferable by the optionee other than by will or the laws of descent and distribution and each vested option is exercisable within the contractual period of the option. With respect to any participant who owns (or is deemed to own) stock possessing more than 10% of the voting rights of Global-Tech’s outstanding capital stock, the exercise price of any ISO must not be less than 110% of the fair market value of the stock on the date of grant. The term of each option granted pursuant to the 1997 Plan may be established by the Board of Directors of Global-Tech, or a committee of the Board of Directors of Global-Tech, in its sole discretion; provided, however, that the maximum term of each ISO granted pursuant to both the 1997 Plan is 10 years. With respect to any ISO granted to a participant who owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of all classes of Global-Tech’s outstanding capital stock, the maximum term is five years. Shares of common stock distributed under the 1997 Plan will be from authorized, but unissued stock or common stock held in the treasury of the Company. Every option granted shall vest and become exercisable in accordance with the terms of the applicable option agreement. Options can be exercised for a period not exceeding 10 years from the date of grant.

During fiscal 2010, an aggregate of 18,830 options with exercise prices between $20.00 and $25.00 expired including 17,055 options granted to Directors.

No options issued pursuant to the 1997 Plan were exercised or expired during fiscal 2011.

During fiscal 2012, an aggregate of 1,250 options with exercise prices of US$25 and US$30.56 per share were forfeited upon resignation of the relevant participants and 82,167 options with exercise prices between US$19 and US$25 per share expired including 65,500 options granted to Directors.

(b)	2005 Stock Option Plan of Global-Tech

In October 2005, the Board of Directors of Global-Tech adopted Global-Tech’s 2005 Stock Option Plan (the “2005 Plan”). The 2005 Plan provides for the grant of (i) “incentive stock options” (“ISOs”) within the meaning of Section 422 of the Code; (ii) non-qualified stock options that do not qualify as ISOs (“NQSOs”); and (iii) stock appreciation rights. The total number of shares of common stock of Global-Tech for which options may be granted under the 2005 Plan is 450,000 shares.

The 2005 Plan is administered by the Board of Directors of Global-Tech or a committee appointed by the Board of Directors of Global-Tech, who determines the terms of options, including the exercise price, the number of stock subject to the options and the terms and conditions of exercise. No option granted under the Plan is transferable by the optionee other than by will or the laws of descent and distribution and each vested option is exercisable within the contractual period of the option. With respect to any participant who owns (or is deemed to own) stock possessing more than 10% of the voting rights of Global-Tech’s outstanding capital stock, the exercise price of any ISO must not be less than 110% of the fair market value of the stock on the date of grant. The term of each option granted pursuant to the Plan may be established by the Board of Directors of Global-Tech, or a committee of the Board of Directors of Global-Tech, in its sole discretion; provided, however, that the maximum term of each ISO granted pursuant to the 2005 Plan is 10 years. With respect to any ISO granted to a participant who owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of all classes of Global-Tech’s outstanding capital stock, the maximum term is five years. Every option granted shall vest and become exercisable in accordance with the terms of the applicable option agreement. Options can be exercised for a period not exceeding 10 years from the date of grant.

During fiscal 2010, no options were granted and none were forfeited.

During fiscal 2011, 20,000 options were granted and none were forfeited.

During fiscal 2012, no options were granted and none were forfeited.

(c)	Global-Tech Advanced Innovations Inc. 2011 Omnibus Equity Plan

The Global-Tech Advanced Innovations Inc. 2011 Omnibus Equity Plan (the “Omnibus Plan”) was adopted by our Board of Directors in October 2010 and approved by the Company’s shareholders in November 2010. The plan provides for the grant of stock options (non-statutory and incentive), stock appreciation rights, restricted stock units, performances shares and common shares.

A committee authorized by the Board of Directors (the “Committee”) will administer the Omnibus Plan. Unless otherwise determined by the Board of Directors, the Compensation Committee will administer the Omnibus Plan. Subject to the terms of the Omnibus Plan, the Committee has the sole discretion to select the employees, consultants, and non-employee directors who will receive awards, determine the terms and conditions of awards, and to interpret the provisions of the Omnibus Plan and outstanding awards. The Committee may not, without the approval of the Company’s shareholders, institute an exchange program under which outstanding awards are amended to provide for a lower exercise price or cancelled in exchange for awards with a lower exercise price.

Awards granted under the Omnibus Plan are generally not transferable, and all rights with respect to an award granted to a participant generally will be available during a participant’s lifetime only to the participant. If the Committee makes an award transferable, such award will contain such additional terms and conditions as the committee deems appropriate.

For the fiscal years ended March 31, 2012 and 2011, no share was granted under the 2011 Omnibus Equity Plan.

Under the 1997 Plan and the 2005 Plan (the “Plans”), which expire in 10 years, options granted generally vest 25% after the first year of service and ratably each month over a further 36-month period.

The expected life of the options is based on the historical data and is not necessarily indicative of the exercise patterns that may occur. The expected volatility reflects the assumption that the historical volatility is indicative of future trends, which may also not necessarily be the actual outcomes. The risk-free rate for periods within the expected life of the options is based on the U.S. Treasury yield curve with maturity equal to the expected life of the options in effect at the time of grant.

The total compensation expense recognized in the SG&A line item in the consolidated statement of operations for the fiscal years ended March 31, 2012, 2011 and 2010 amounted to US$34,120, US$470,109 and US$11,706, respectively.

Changes in outstanding options under both the 1997 Plan and the 2005 Plan during the fiscal years ended March 31, 2012, 2011 and 2010 are as follows:

	2012
	Number of options	Range of exercise price	Weighted average exercise price	Weighted average remaining contractual term	Aggregate intrinsic value
		US$ (per share)	US$ (per share)	(years)	US$
Outstanding, at beginning of fiscal year	423,118	8.99-30.56	18.00	4.01	—
Granted	—	—	—
Expired	(82,167)	19.00-25.00	19.22
Exercised	—	—	—
Forfeited	(1,250)	25.00-30.56	29.45

Outstanding, at end of fiscal year	339,701	8.99-30.56	17.66	3.96	—

Vested and expected to be vested at March 31, 2012	339,701	8.99-30.56	17.66	3.96	—

Exercisable, at end of fiscal year	287,452	8.99-30.56	16.06	4.17

	2011
	Number of options	Range of exercise price	Weighted average exercise price	Weighted average remaining contractual term	Aggregate intrinsic value
		US$ (per share)	US$ (per share)	(years)	US$
Outstanding, at beginning of fiscal year	403,118	13.20-30.56	18.44	4.78	—
Granted	20,000	8.99	8.99
Expired	—	—	—
Exercised	—	—	—
Forfeited	—

Outstanding, at end of fiscal year	423,118	8.99-30.56	18.00	4.01	—

Vested and expected to be vested at March 31, 2011	423,118	8.99-30.56	18.00	4.01	—

Exercisable, at end of fiscal year	365,369	8.99-30.56	16.90	3.94

	2010
	Number of options	Range of exercise price	Weighted average exercise price	Weighted average remaining contractual term	Aggregate intrinsic value
		US$ (per share)	US$ (per share)	(years)	US$
Outstanding, at beginning of fiscal year	421,948	13.20-30.56	18.59	5.55	—
Granted	—	—	—
Expired	(18,830)	20.00-25.00	21.68
Exercised	—	—	—
Forfeited	—

Outstanding, at end of fiscal year	403,118	13.20-30.56	18.44	4.78	—

Vested and expected to be vested at March 31, 2010	403,118	13.20-30.56	18.44	4.78	—

Exercisable, at end of fiscal year	337,618	13.20-30.40	16.09	4.99

In January 1999, the Board of Directors of Global-Tech adopted an employee stock purchase plan. The plan was approved by the stockholders at the annual meeting of stockholders in March 1999. The total number of common stock which may be granted under the plan is 450,000 shares. Stock grants may be awarded under the plan to the employees, including officers and directors, and non-employee directors and consultants in consideration for their services to the Group.

During the fiscal year ended March 31, 2007, Global-Tech granted an aggregate of 3,750 shares of common stock of Global-Tech to an employee with an effective grant date of November 6, 2006. 750 shares of such common stock will vest and be issued on the first anniversary of the date of the stock grant and 750 shares of such common stock will vest and be issued on the second, third, fourth, and fifth anniversaries of the date of the stock grant, respectively. No stock was issued during fiscal year 2012.

Changes in stock grants during the fiscal years ended March 31, 2012, 2011 and 2010 are as follows:

	2012		2011		2010
	Stock	Weighted average grant-date fair value	Stock	Weighted average grant-date fair value	Stock	Weighted average grant-date fair value
		US$		US$		US$
Non-vested, at beginning of fiscal year	750	10,380	1,500	20,760	2,250	31,140
Granted	—	—	—	—	—	—
Vested	—	—	(750)	10,380	(750)	10,380

Non-vested, at end of fiscal year	750	10,380	750	10,380	1,500	20,760

The total fair value of the 750 shares of common stock vested during the fiscal years ended March 31, 2012, 2011 and 2010 is US$3,795, US$5,085 and US$8,925, respectively.

The expense for employee stock purchase plan recognized in the SG&A line item in the consolidated statement of operations for the fiscal years ended March 31, 2012, 2011 and 2010 amounted to nil, US$1,969 and US$1,969 respectively.

Further details relating to the options granted under the 1997 Plan and the 2005 Plan that are outstanding as of March 31, 2012 are as follows:

	Options outstanding as of March 31, 2012			Options exercisable as of March 31, 2012
Number of options	Range of exercise price per option	Weighted average remaining contractual life	Weighted average exercise price per option	Number of options	Weighted average exercise price per option
	US$ (per share)	(years)	US$ (per share)		US$ (per share)
20,000	8.99	7.70	8.99	10,000	8.99
250,751	13.20-15.60	4.29	14.87	250,751	14.87
1,450	18.2	0.62	18.20	1,450	18.20
67,500	30.40-30.56	1.70	30.55	25,251	30.54

339,701				287,452

As of March 31, 2012 and 2011, there was an unrecognized share-based compensation cost of US$1,969 and US$1,969, relating to stock granted to an employee under the 1999 Employee Stock Purchase Plan respectively. The unrecognized compensation cost for stocks granted is expected to be recognized over a weighted-average vesting period of two years and five years. To the extent that the actual forfeiture rate is different from the original estimate, actual share-based compensation relating to these awards may be different from the expectations.

The fair value of the options granted were estimated on the date of grant using the following assumptions:

	2012	2011	2010
Risk-free Interest Rate	—	3.45%	—
Expected Dividend Yield	—	0%	—
Expected Option Life	—	7 years	—
Expected Stock Price Volatility	—	59.00%	—

Condensed Financial Information of Global-Tech	12 Months Ended
Mar. 31, 2012
Condensed Financial Information of Global-Tech [Abstract]
CONDENSED FINANCIAL INFORMATION OF GLOBAL-TECH
30.	CONDENSED FINANCIAL INFORMATION OF GLOBAL-TECH

Under the relevant PRC laws and regulations, the Company’s PRC subsidiaries (the “PRC Subsidiaries”) are restricted in their ability to transfer certain of their net assets to Global-Tech in the form of dividend payments, loans, or advances. The amounts restricted include net assets of the PRC Subsidiaries, as determined pursuant to PRC generally accepted accounting principles, totaling RMB359,062,819 (approximately US$56,975,107) as of March 31, 2012.

The following is the condensed financial information of Global-Tech on a stand-alone basis:

Balance sheets

	March 31, 2012	March 31, 2011
	US$	US$
ASSETS
Current assets:
Cash and cash equivalents	21,984,305	11,127,701
Available-for-sale investments	2,000,000	—
Prepaid expenses	43,210	40,628
Deposits and other assets	24,723	29,692

Total current assets	24,052,238	11,198,021

Interests in subsidiaries	55,206,077	62,358,045
Other investments	1,033,800	3,009,200

Total assets	80,292,115	76,565,266

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Other accrued liabilities	201,483	227,807

Total liabilities	201,483	227,807

Shareholders’ equity:
Common stock, par value US$0.04 per share; 12,500,000 shares authorized; 3,229,314 shares issued as of March 31, 2012 and 2011	129,173	129,173
Preferred stock, par value US$0.04 per share; 250,000 shares authorized; no shares issued	—	—
Additional paid-in capital	84,786,226	84,752,105
Accumulated deficit	(9,690,526)	(11,101,203)
Accumulated other comprehensive income	9,697,445	7,395,275
Less: Treasury stock, at cost, 189,587 shares as of March 31, 2012 and 2011	(4,663,321)	(4,663,321)

Total Global-Tech Advanced Innovations Inc. shareholders’ equity	80,258,997	76,512,029
Non-controlling interests	(168,365)	(174,570)

Total equity	80,090,632	76,337,459

Total liabilities and shareholders’ equity	80,292,115	76,565,266

Statements of operations

	Fiscal years ended March 31,
	2012	2011	2010
	US$	US$	US$
Net sales	—	—	—
Cost of goods sold	—	—	—

Gross profit	—	—	—
Selling, general and administrative expenses	(1,158,531)	(1,252,554)	(907,147)

Operating loss	(1,158,531)	(1,252,554)	(907,147)
Interest income, net	35,349	29,831	36,768
Equity in profits (losses) of subsidiaries	1,923,914	(2,155,198)	5,842,060
Other income (expense), net	609,945	(635,050)	(1,505,350)

Net income (loss)	1,410,677	(4,012,971)	3,466,331

Statements of cash flows

	Fiscal years ended March 31,
	2012	2011	2010
	US$	US$	US$
Cash flows from operating activities:
Net income (loss)	1,410,677	(4,012,971)	3,466,331
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Stock compensation expense	34,121	470,139	—
Shares issued to an employee	—	1,969	13,675
Equity in losses (profits) of subsidiaries	(1,923,914)	2,155,198	(5,842,059)
Interest received from available-for-sale investments	(13)	—	—
Changes in operating assets and liabilities:
Prepaid expenses	(2,582)	3,465	(6,475)
Deposits and other assets	4,969	(3,769)	5,127
Other accrued liabilities	(26,324)	(7,591)	(9,065)

Net cash used in operating activities	(503,066)	(1,393,560)	(2,372,466)

Cash flows from investing activities:
Purchases of available-for-sale investments	(8,999,987)	(3,000,000)	(31,977,976)
Proceeds from disposal of available-for-sale investments	9,000,000	15,986,532	31,926,236
Repayment of amounts due from (advances to) subsidiaries, net	13,091,819	(639,128)	(303,809)
Capital injection into subsidiaries	(1,732,162)	(1,858,931)	(53,440)

Net cash provided by (used in) investing activities	11,359,670	10,488,473	(408,989)

Cash flows from financing activities:
Purchase of treasury stock	—	—	(2,136)

Net cash used in financing activities	—	—	(2,136)

Net increase (decrease) in cash and cash equivalents	10,856,604	9,094,913	(2,783,591)
Cash and cash equivalents at beginning of fiscal year	11,127,701	2,032,788	4,816,379

Cash and cash equivalents at end of fiscal year	21,984,305	11,127,701	2,032,788

(a)	Basis of preparation

For the purposes of the preparation of the parent company only condensed financial information, the Company records its interests in direct and indirect subsidiaries under the equity method of accounting as prescribed in FASB ASC 323 “Investments-Equity Method and Joint Ventures”. Such interests, together with the advances to subsidiaries, are presented as “Interests In subsidiaries” on the balance sheets and share of the subsidiaries’ income and losses is presented as “Equity in (losses) profits of subsidiaries” on the statements of operations.

(b)	Commitments

Global-Tech has provided a letter of support to certain of its subsidiaries indicating its commitment to provide continuing financial support to those subsidiaries.